                                 CREDIT AGREEMENT

                                      among

                          NORTHWEST AIRLINES CORPORATION,

                                     NWA INC.,

                             NORTHWEST AIRLINES, INC.,

                               ABN AMRO BANK N.V.,
                              as Compliance Agent,

                             BANKERS TRUST COMPANY,
                            as Administrative Agent,

                             CHASE SECURITIES INC.,
                             as Syndication Agent,

                               CITIBANK, N.A.,
                           as Documentation Agent,

                         NATIONAL WESTMINSTER BANK PLC
                                     and
                        FIRST BANK NATIONAL ASSOCIATION,
                                 as Agents,

                                     and

                          VARIOUS LENDING INSTITUTIONS

                       __________________________________

                         Dated as of December 15, 1995

                                     and

                   Amended and Restated as of October 16, 1996

                                  and further

                  Amended and Restated as of December 29, 1997

                  __________________________________

                               $1,000,000,000



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                                  TABLE OF CONTENTS

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SECTION 1.  Amount and Terms of Credit.. . . . . . . . . . . . . . . . . . . . . . .1

          1.01  The Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . .1

1.02  Minimum Amount of Each Borrowing, etc. . . . . . . . . . . . . . . . . . . . .4
          1.03  Notice of Borrowing. . . . . . . . . . . . . . . . . . . . . . . . .4
          1.03A  Competitive Bid Borrowings. . . . . . . . . . . . . . . . . . . . .5
          1.04  Disbursement of Funds. . . . . . . . . . . . . . . . . . . . . . . .7
          1.05  Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
          1.06  Conversions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
          1.07  Pro Rata Borrowings. . . . . . . . . . . . . . . . . . . . . . . . .9
          1.08  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
          1.09  Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . 11
          1.10  Increased Costs, Illegality, etc . . . . . . . . . . . . . . . . . 12
          1.11  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
          1.12  Change of Lending Office . . . . . . . . . . . . . . . . . . . . . 15
          1.13  Replacement of Banks . . . . . . . . . . . . . . . . . . . . . . . 15
          1.14  Extension of SRL Commitment Expiration Date; Replacement of
                 Non-Extending Banks or Conversion of Supplemental Revolving
                 Loans into Supplemental Term Loans. . . . . . . . . . . . . . . . 16

SECTION 2.  Letters of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . . 17

          2.01  Letters of Credit. . . . . . . . . . . . . . . . . . . . . . . . . 17
          2.02  Letter of Credit Requests. . . . . . . . . . . . . . . . . . . . . 18
          2.03  Letter of Credit Participations. . . . . . . . . . . . . . . . . . 19
          2.04  Agreement to Repay Letter of Credit Drawings . . . . . . . . . . . 20
          2.05  Increased Costs. . . . . . . . . . . . . . . . . . . . . . . . . . 21

SECTION 3.  Fees; Reductions of Commitment . . . . . . . . . . . . . . . . . . . . 22

          3.01  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
          3.02  Voluntary Termination of Commitments . . . . . . . . . . . . . . . 23
          3.03  Mandatory Reduction of Commitments . . . . . . . . . . . . . . . . 24

SECTION 4.  Prepayments; Payments; Taxes . . . . . . . . . . . . . . . . . . . . . 24

          4.01  Voluntary Prepayments. . . . . . . . . . . . . . . . . . . . . . . 25
          4.02  Mandatory Repayments . . . . . . . . . . . . . . . . . . . . . . . 26
          4.03  Method and Place of Payment. . . . . . . . . . . . . . . . . . . . 28
          4.04  Net Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . 28


                                       (i)
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SECTION 5.A.  Conditions Precedent to Initial Credit Events. . . . . . . . . . . . 30

          5A.01  Execution of Agreement; Notes . . . . . . . . . . . . . . . . . . 30
          5A.02  Officers' Certificate . . . . . . . . . . . . . . . . . . . . . . 30
          5A.03  Opinions of Counsel . . . . . . . . . . . . . . . . . . . . . . . 31
          5A.04  Corporate Documents; Proceedings; etc . . . . . . . . . . . . . . 31
          5A.05  Consent Letter. . . . . . . . . . . . . . . . . . . . . . . . . . 31
          5A.06  Adverse Change, etc . . . . . . . . . . . . . . . . . . . . . . . 31
          5A.07  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
          5A.08  Financial Outlook . . . . . . . . . . . . . . . . . . . . . . . . 32
          5A.09  Existing Credit Agreement . . . . . . . . . . . . . . . . . . . . 32
          5A.10  Fees, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
          5A.11  Appraisal of Pool Assets. . . . . . . . . . . . . . . . . . . . . 32

SECTION 5B.  Conditions Precedent to All Credit Events . . . . . . . . . . . . . . 33

          5B.01  Notice of Borrowing; Letter of Credit Request; Notice of
                   Competitive Bid Borrowing . . . . . . . . . . . . . . . . . . . 33
          5B.02  No Default; Representations and Warranties. . . . . . . . . . . . 33

SECTION 6.  Representations, Warranties and Agreements . . . . . . . . . . . . . . 33

          6.01  Corporate Status . . . . . . . . . . . . . . . . . . . . . . . . . 34
          6.02  Corporate Power and Authority. . . . . . . . . . . . . . . . . . . 34
          6.03  No Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
          6.04  Governmental Approvals . . . . . . . . . . . . . . . . . . . . . . 34
          6.05  Financial Statements; Financial Outlook. . . . . . . . . . . . . . 35
          6.06  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
          6.07  True and Complete Disclosure . . . . . . . . . . . . . . . . . . . 35
          6.08  Use of Proceeds; Margin Regulations. . . . . . . . . . . . . . . . 36
          6.09  Compliance with ERISA. . . . . . . . . . . . . . . . . . . . . . . 36
          6.10  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
          6.11  Investment Company Act . . . . . . . . . . . . . . . . . . . . . . 37
          6.12  Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . 37
          6.13  Air Carrier. . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

SECTION 7.  Affirmative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . 37

          7.01  Information Covenants. . . . . . . . . . . . . . . . . . . . . . . 37
          7.02  Books, Records and Inspections . . . . . . . . . . . . . . . . . . 39
          7.03  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
          7.04  Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . 39
          7.05  Consolidated Corporate Franchises. . . . . . . . . . . . . . . . . 40
          7.06  Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . 40
          7.07  ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
          7.08  Good Repair. . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
          7.09  End of Fiscal Years; Fiscal Quarters . . . . . . . . . . . . . . . 41


                                       (ii)
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          7.10  Performance of Obligations . . . . . . . . . . . . . . . . . . . . 41
          7.11  Air Carrier. . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

SECTION 8.  Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . 41

          8.01  Changes in Business. . . . . . . . . . . . . . . . . . . . . . . . 42
          8.02  Consolidation, Merger, etc . . . . . . . . . . . . . . . . . . . . 42
          8.03  Sale of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . 42
          8.04  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
          8.05  Distributions, etc . . . . . . . . . . . . . . . . . . . . . . . . 44
          8.06  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
          8.07  Transactions with Affiliates . . . . . . . . . . . . . . . . . . . 48
          8.08  Limitation on Pool Assets. . . . . . . . . . . . . . . . . . . . . 48
          8.09  Consolidated Indebtedness to Consolidated EBITDAR. . . . . . . . . 50
          8.10  Consolidated EBITDAR to Consolidated Fixed Charges . . . . . . . . 50
          8.11  ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
          8.12  LAX TWO CORP . . . . . . . . . . . . . . . . . . . . . . . . . . . 50

SECTION 9.  Events of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . 50

          9.01  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
          9.02  Representations, etc . . . . . . . . . . . . . . . . . . . . . . . 51
          9.03  Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
          9.04  Default Under Other Agreements . . . . . . . . . . . . . . . . . . 51
          9.05  Bankruptcy, etc. . . . . . . . . . . . . . . . . . . . . . . . . . 51
          9.06  ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
          9.07  Judgments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
          9.08  Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53

SECTION 10.  Definitions and Accounting Terms. . . . . . . . . . . . . . . . . . . 54

         10.01  Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . 54

SECTION 11.  The Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73

         11.01  Appointment. . . . . . . . . . . . . . . . . . . . . . . . . . . . 73
         11.02  Nature of Duties . . . . . . . . . . . . . . . . . . . . . . . . . 73
         11.03  Lack of Reliance on any Agent. . . . . . . . . . . . . . . . . . . 74
         11.04  Certain Rights of each Agent . . . . . . . . . . . . . . . . . . . 74
         11.05  Reliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74
         11.06  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . 74
         11.07  Each Agent in its Individual Capacity. . . . . . . . . . . . . . . 75
         11.08  Holders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 75
         11.09  Resignation by the Agents. . . . . . . . . . . . . . . . . . . . . 75

SECTION 12.  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . 76

         12.01  Payment of Expenses, etc . . . . . . . . . . . . . . . . . . . . . 76


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         12.02  Right of Setoff. . . . . . . . . . . . . . . . . . . . . . . . . . 77
         12.03  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 77
         12.04  Benefit of Agreement . . . . . . . . . . . . . . . . . . . . . . . 77
         12.05  No Waiver; Remedies Cumulative . . . . . . . . . . . . . . . . . . 78
         12.06  Payments Pro Rata. . . . . . . . . . . . . . . . . . . . . . . . . 79
         12.07  Calculations; Computations . . . . . . . . . . . . . . . . . . . . 79
         12.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;
                 WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . . . . 80
         12.09  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
         12.10  Effectiveness. . . . . . . . . . . . . . . . . . . . . . . . . . . 81
         12.11  Headings Descriptive . . . . . . . . . . . . . . . . . . . . . . . 81
         12.12  Amendment or Waiver; etc . . . . . . . . . . . . . . . . . . . . . 82
         12.13  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 83
         12.14  Domicile of Loans. . . . . . . . . . . . . . . . . . . . . . . . . 83
         12.15  Limitation on Additional Amounts, etc. . . . . . . . . . . . . . . 83
         12.16  Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . . 83
         12.17  Registry . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84
         12.18  Addition of New Banks; Conversion of Existing Loans
                 of Continuing Banks; Termination of Commitments of
                 Non-Continuing Banks . . . . . . . . . . . . . . . .  . . . . . . 84

SECTION 13.  Guaranty. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85

         13.01  The Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
         13.02  Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . . . . . . 86
         13.03  Nature of Liability. . . . . . . . . . . . . . . . . . . . . . . . 86
         13.04  Independent Obligation . . . . . . . . . . . . . . . . . . . . . . 86
         13.05  Authorization. . . . . . . . . . . . . . . . . . . . . . . . . . . 87
         13.06  Reliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
         13.07  Subordination. . . . . . . . . . . . . . . . . . . . . . . . . . . 87
         13.08  Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
         13.09  Limitation on Enforcement. . . . . . . . . . . . . . . . . . . . . 88


 SCHEDULE I                    Commitments
 SCHEDULE II                   Bank Addresses
 SCHEDULE III                  Existing Letters of Credit
 SCHEDULE IV                   Subsidiaries
 SCHEDULE V                    Existing Indebtedness
 SCHEDULE VI                   Pool Assets

 EXHIBIT A                     Form of Notice of Commitment Increase
 EXHIBIT B-1                   Form of Notice of Borrowing
 EXHIBIT B-2                   Form of Notice of Competitive Bid Borrowing
 EXHIBIT C-1                   Form of Term Note
 EXHIBIT C-2                   Form of Revolving Note


                                       (iv)

 EXHIBIT C-3                   Form of Supplemental Revolving Note
 EXHIBIT C-4                   Form of Supplemental Term Note
 EXHIBIT D                     Form of Letter of Credit Request
 EXHIBIT E                     Form of Section 4.04(b)(ii) Certificate
 EXHIBIT F-1                   Form of Opinion of Douglas M. Steenland, Esq.,
                                             Senior Vice President, General
                                   Counsel and Secretary of the Credit Parties

 EXHIBIT F-2                   Form of Opinion of White & Case, Special Counsel
                                    to the Agents

 EXHIBIT G                     Form of Consent Letter
 EXHIBIT H                     Form of Assignment and Assumption Agreement





                                       (v)

                    CREDIT AGREEMENT, dated as of December 15, 1995, amended and restated as of October 16, 1996 and further amended and restated as of December 29, 1997, among NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("Holdings"), NWA INC., a Delaware corporation ("NWA"), NORTHWEST AIRLINES, INC., a Minnesota corporation (the "Borrower"), the lending institutions listed from time to time on Schedule I hereto (each a "Bank" and, collectively, the "Banks"), ABN AMRO BANK N.V., as compliance agent (the "Compliance Agent"), BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"), CHASE SECURITIES INC. (f/k/a CHEMICAL SECURITIES INC.), as syndication agent (the "Syndication Agent"), CITIBANK, N.A., as documentation agent (the "Documentation Agent"), and NATIONAL WESTMINSTER BANK PLC and FIRST BANK NATIONAL ASSOCIATION, as Agents. Unless otherwise defined herein, all capitalized terms used herein and defined in Section 10 are used herein as so defined.

                            W I T N E S S E T H:
                            - - - - - - - - - -

                    WHEREAS, Holdings, NWA, the Borrower, the Existing Banks, the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Agents are party to a credit agreement, dated as of December 15, 1995 and amended and restated as of October 16, 1996 (as the same has been amended, modified or supplemented to, but not including, the Restatement Effective Date, the "Existing Credit Agreement"); and

                    WHEREAS, the parties hereto wish to amend and restate the Existing Credit Agreement as herein provided:

                    NOW, THEREFORE, the parties hereto agree that the Existing Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

                    SECTION 1.  AMOUNT AND TERMS OF CREDIT.

                    1.01 THE COMMITMENTS. (a) Subject to and upon the terms and conditions set forth herein, each Bank with a Term Loan Commitment severally agrees, (A) in the case of each Continuing Bank, to convert into Term Loans, on the Restatement Effective Date, Existing Term Loans made by such Continuing Bank to the Borrower pursuant to the Existing Credit Agreement and outstanding on the Restatement Effective Date in an aggregate principal amount equal to the amount set forth on Schedule I and/or (B) to make on the Restatement Effective Date a term loan (each a "Term Loan" and, collectively, the "Term Loans") to the Borrower, which Term Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans and
(ii) shall be made by each Bank in that aggregate principal amount (which, in the case of each Continuing Bank, shall include the principal amount of Existing Term Loans converted pursuant to clause (A) above) as is equal to the Term Loan Commitment of such Bank on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)). Once repaid, Term Loans incurred hereunder may not be reborrowed.

                    (b) Subject to and upon the terms and conditions set forth herein, each Bank with a Basic Revolving Loan Commitment severally agrees, (A) in the case of each Continuing Bank, to convert into Basic Revolving Loans, on the Restatement Effective Date, Existing Revolving Loans made by such Continuing Bank to the Borrower pursuant to the Existing Credit Agreement and outstanding on the Restatement Effective Date in an aggregate principal amount equal to the amount set forth on Schedule I and/or (B) at any time and from time to time on and after the Restatement Effective Date and prior to the Revolving Loan Maturity Date, to make a revolving loan or revolving loans (each, a "Basic Revolving Loan", and collectively, the "Basic Revolving Loans") to the Borrower, which Basic Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, PROVIDED that, except as otherwise specifically provided in Section 1.10(b), all Basic Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Bank at any time outstanding (which, in the case of each Continuing Bank, shall include the principal amount of Existing Revolving Loans converted pursuant to clause (A) above) that aggregate principal amount which when added to such Bank's BRL Percentage of the sum of (x) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, Basic Revolving Loans) at such time plus (y) the aggregate outstanding principal amount of all BRL Competitive Bid Loans (exclusive of BRL Competitive Bid Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, Basic Revolving Loans) then outstanding, equals the Basic Revolving Loan Commitment of such Bank at such time and (iv) shall not exceed for all Banks at any time outstanding that aggregate principal amount which, when added to the sum of (x) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, Basic Revolving Loans) at such time plus (y) the aggregate outstanding principal amount of all BRL Competitive Bid Loans (exclusive of BRL Competitive Bid Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, Basic Revolving Loans) then outstanding, equals the Total Basic Revolving Loan Commitment at such time.

                    (c) So long as no Default or Event of Default shall then exist, on a single date occurring after the Restatement Effective Date the Borrower may increase the Total Basic Revolving Loan Commitment (the "Commitment Increase") by an amount up to $50,000,000; PROVIDED that (i) simultaneously with such Commitment Increase, the Borrower shall voluntarily prepay (in compliance with the terms of Section 4.01) Term Loans in an aggregate principal amount equal to the amount of the Commitment Increase (the "Commitment Increase Amount"), (ii) at least five Business Days prior to the proposed date of the Commitment Increase, the Borrower shall deliver to the Administrative Agent irrevocable written notice of its intention to increase the Total Basic Revolving Loan Commitment in the form of Exhibit A (the "Notice of Commitment Increase"), appropriately completed, (iii) a Commitment Increase may only occur once and (iv) there shall be no Unpaid Drawings on the date of the Commitment Increase. Upon the occurrence of a Commitment Increase, (A) each Bank receiving a prepayment of Term Loans in connection with the Commitment Increase which has a Basic Revolving Loan Commitment shall have its Basic Revolving Loan Commitment increased by an amount equal to the aggregate principal amount of such prepayment of Term Loans received by such Bank, (B) each Bank receiving a prepayment of Term Loans in connection with the Commitment Increase which does not have a Basic Revolving Loan Commitment shall then have a Basic Revolving Loan

Commitment in the amount equal to the aggregate principal amount of such prepayment of Term Loans received by such Bank, (C) Schedule I hereto shall be modified to reflect such changes in each Bank's Basic Revolving Loan Commitment, (D) new Revolving Notes will be issued, at the Borrower's expense, to such Banks upon the request of such Banks, such new Revolving Notes to be in conformity with the requirements of Section 1.05 with appropriate modifications to the extent needed to reflect the revised Basic Revolving Loan Commitments, (E) all Basic Revolving Loans outstanding immediately prior to the Commitment Increase, if any, shall be deemed repaid and shall then be pooled and assigned by the Banks and reallocated on a PRO RATA basis by the Administrative Agent in such amounts and with such effect as to provide that the Banks shall have outstanding Basic Revolving Loans (with new Interest Periods as specified in the Notice of Commitment Increase) based upon their new BRL Percentages (as adjusted after giving effect to the Commitment Increase) of the aggregate principal amount of all then outstanding Basic Revolving Loans, and each Bank agrees to sell and assign to each other Bank, without recourse and without representation, and each Bank agrees to purchase and assume from each other Bank, Basic Revolving Loans in an aggregate principal amount to give effect to the foregoing provisions of this sentence, and each of the Banks hereby further agrees to effect such assignments on the date of the Commitment Increase by making to or receiving from the Administrative Agent such payments as are necessary to give effect to the foregoing as set forth in a notice delivered by the Administrative Agent to the Banks no later than three Business Days prior to the date of the Commitment Increase and (F) the Borrower shall compensate each Bank for all losses, expenses and liabilities which such Bank may sustain as a result of the repayment or deemed repayment of Basic Revolving Loans in connection with the Commitment Increase.

                    (d) Subject to and upon the terms and conditions herein set forth, each Bank severally agrees that the Borrower may incur a loan or loans (each a "Competitive Bid Loan" and, collectively, the "Competitive Bid Loans") pursuant to a Competitive Bid Borrowing from time to time after the Restatement Effective Date and prior to the date which is the third Business Day preceding the date which is 10 days prior to the Revolving Loan Maturity Date, PROVIDED that after giving effect to any Competitive Bid Borrowing and the use of the proceeds thereof, (x) the aggregate outstanding principal amount of BRL Competitive Bid Loans when combined with the aggregate outstanding principal amount of all Basic Revolving Loans then outstanding and the aggregate Letter of Credit Outstandings at such time shall not exceed the Total Basic Revolving Loan Commitment at such time and (y) the aggregate outstanding principal amount of SRL Competitive Bid Loans when combined with the aggregate outstanding principal amount of all Supplemental Revolving Loans then outstanding shall not exceed the Total Supplemental Revolving Loan Commitment at such time. Within the foregoing limits and subject to the conditions set out in Section 1.03A, Competitive Bid Loans may be repaid and reborrowed in accordance with the provisions hereof.

                    (e) Subject to and upon the terms and conditions herein set forth, each Bank with a Supplemental Revolving Loan Commitment severally agrees at any time and from time to time on and after the Restatement Effective Date and prior to (x) the then effective Conversion Date (in the case of Non-Extending Banks) or (y) the then effective SRL Commitment Expiration Date (in the case of Extending Banks) to make a revolving loan or revolving loans (each a "Supplemental Revolving Loan", and collectively, the "Supplemental Revolving Loans") to the

Borrower, which Supplemental Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, PROVIDED that, except as otherwise specifically provided in Section 1.10(b), all Supplemental Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which when added to such Bank's SRL Percentage of the aggregate outstanding principal amount of all SRL Competitive Bid Loans (exclusive of SRL Competitive Bid Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, Supplemental Revolving Loans) then outstanding, equals the Supplemental Revolving Loan Commitment of such Bank at such time and (iv) shall not exceed for all Banks at any time outstanding that aggregate principal amount which, when added to the aggregate outstanding principal amount of all SRL Competitive Bid Loans (exclusive of SRL Competitive Bid Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, Supplemental Revolving Loans) then outstanding, equals the Total Supplemental Revolving Loan Commitment at such time.

                    (f) Subject to and upon the terms and conditions set forth herein, the Borrower and each Non-Extending Bank which has Supplemental Revolving Loans outstanding at such time agree that, if the Borrower so elects pursuant to Section 1.14, at 9:00 A.M. (New York time) on any Conversion Date, the aggregate principal amount of Supplemental Revolving Loans owing to such Non-Extending Bank and outstanding at such time shall (unless such Supplemental Revolving Loans have been declared (or have become) due and payable pursuant to Section 9 of this Agreement) convert to and thereafter constitute term loans ("Supplemental Term Loans") owing to such Bank hereunder. The Supplemental Term Loans of any Bank (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans and (ii) shall not exceed in initial principal amount for such Bank an amount which equals the aggregate principal amount of Supplemental Revolving Loans owed to such Bank and outstanding immediately prior to such conversion. Once repaid, Supplemental Term Loans may not be reborrowed. On the date of conversion of any Supplemental Revolving Loans into Supplemental Term Loans, the Borrower shall duly execute and deliver to each of the Banks with Supplemental Term Loans, Supplemental Term Notes issued in accordance with Section 1.05.

                    1.02 MINIMUM AMOUNT OF EACH BORROWING, ETC. The aggregate principal amount of each Borrowing shall not be less than $10,000,000 (or, in the case of Competitive Bid Loans, $5,000,000) and, if greater, shall be in integral multiples of $5,000,000 (or, in the case of Competitive Bid Loans, $1,000,000). More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than 20 Borrowings of Eurodollar Loans.

                    1.03 NOTICE OF BORROWING. (a) Whenever the Borrower desires to make a Borrowing (other than a Competitive Bid Borrowing) hereunder, it shall give the Administrative Agent at its Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Eurodollar Loan to be made hereunder, PROVIDED that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day. Each such written notice or written confirmation of telephonic notice (each, a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit B-1, appropriately completed to specify the aggregate principal amount of the Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), whether the Loans being made pursuant to such Borrowing shall constitute Term Loans, Basic Revolving Loans or Supplemental Revolving Loans and whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Bank that is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                    (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing of Loans, the Administrative Agent may act without liability upon the basis of telephonic notice of such Borrowing, believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower prior to receipt of written confirmation.

                    1.03A COMPETITIVE BID BORROWINGS. (a) Whenever the Borrower desires to incur a Competitive Bid Borrowing, it shall deliver to the Administrative Agent, prior to 11:00 A.M. (New York time) (x) at least four Business Days prior to the date of such proposed Competitive Bid Borrowing, in the case of a Spread Borrowing, and (y) at least one Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of an Absolute Rate Borrowing, a written notice substantially in the form of Exhibit B-2 hereto (a "Notice of Competitive Bid Borrowing"), which notice shall specify in each case (i) the date (which shall be a Business Day) and the aggregate amount of the proposed Competitive Bid Borrowing, (ii) the maturity date for repayment of each and every Competitive Bid Loan to be made as part of such Competitive Bid Borrowing (which maturity date may be (A) one, two, three or six months after the date of such Competitive Bid Borrowing, in the case of a Spread Borrowing, and (B) between 7 and 365 days, inclusive, after the date of such Competitive Bid Borrowing, in the case of an Absolute Rate Borrowing, PROVIDED that in no event shall the maturity date of any Competitive Bid Borrowing be later than (x) in the case of a proposed Borrowing of BRL Competitive Bid Loans, the third Business Day preceding the Revolving Loan Maturity Date or (y) in the case of a proposed Borrowing of SRL Competitive Bid Loans, the third Business Day preceding the then effective SRL Commitment Expiration Date, (iii) the interest payment date or dates relating thereto, (iv) whether the proposed Competitive Bid Borrowing is to be an Absolute Rate Borrowing or a Spread Borrowing, (v) whether the Borrower shall have the right, subject to Section 1.11, to voluntarily repay such Competitive Bid Loans prior to the maturity thereof (a "Voluntary Prepayment Right"), (vi) whether such proposed Competitive Bid Borrowing is to consist of BRL Competitive Bid Loans or SRL Competitive Bid Loans and
(vii) any other terms to be applicable to such Competitive Bid Borrowing.
The Administrative Agent shall promptly notify each Bidder Bank by telephone or facsimile of each such request for a Competitive Bid Borrowing received by it from the Borrower and of the contents of the related Notice of Competitive Bid Borrowing.

                    (b) Each Bidder Bank shall, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Loans to the Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Bidder Bank in its sole discretion and determined by such Bidder Bank independently of each other Bidder Bank, by notifying the Administrative Agent (which shall give prompt notice thereof to the Borrower) before 10:00 A.M. (New York time) on the date (the "Reply Date") which is (x) in the case of an Absolute Rate Borrowing, the date of such proposed Competitive Bid Borrowing and (y) in the case of a Spread Borrowing, three Business Days before the date of such proposed Competitive Bid Borrowing, of the minimum amount and maximum amount of each Competitive Bid Loan which such Bidder Bank would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, (i) in the case of BRL Competitive Bid Borrowings, subject to clause (x) of the proviso to the first sentence of Section 1.01(d), exceed such Bidder Bank's Basic Revolving Loan Commitment and (ii) in the case of SRL Competitive Bid Borrowings, subject to clause (y) of the proviso to the first sentence of
Section 1.01(d), exceed such Bidder Bank's Supplemental Revolving Loan Commitment), the rate or rates of interest therefor, whether such Bidder Bank agrees that the Borrower shall have a Voluntary Prepayment Right with respect to the Competitive Bid Loan (if a Voluntary Prepayment Right has been requested by the Borrower with respect to such Competitive Bid Loan) and such Bidder Bank's lending office with respect to such Competitive Bid Loan; PROVIDED that if the Administrative Agent in its capacity as a Bidder Bank shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:45 A.M. (New York time) on the Reply Date. Any Bidder Bank not giving the Administrative Agent the notice specified in the preceding sentence shall not be obligated to, and shall not, make any Competitive Bid Loan as part of such Competitive Bid Borrowing.

                    (c) The Borrower shall, in turn, before (x) 11:00 A.M. (New York time) on the Reply Date in the case of a proposed Absolute Rate Borrowing and (y) 10:00 A.M. (New York time) on the Business Day following the Reply Date in the case of a proposed Spread Borrowing, either:

                    (i) cancel such Competitive Bid Borrowing by giving the Administrative Agent notice to such effect, or

                    (ii) accept one or more of the offers made by any Bidder
              Bank or Bidder Banks pursuant to clause (b) above by giving notice (in writing or by telephone confirmed in writing) to the Administrative Agent of the amount of each Competitive Bid Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Administrative Agent on behalf of such Bidder Bank for such Competitive Bid Borrowing pursuant to clause (b) above) to be made by each Bidder Bank as part of such Competitive Bid Borrowing, and reject any remaining offers made by Bidder Banks pursuant to clause (b) above by giving the Administrative Agent notice to that effect; PROVIDED that (x) to the extent the Borrower accepts offers which do not include a Voluntary Prepayment Right (each a "Non-Prepayment Competitive Bid Offer"), the acceptance of such Non-Prepayment Competitive Bid Offers shall only be made on the basis of ascending Absolute Rates (in the case of an Absolute Rate Borrowing) or Spreads (in the case of a Spread Borrowing) for all such Non-Prepayment Competitive Bid Offers and (y) to the extent the Borrower accepts offers which include a Voluntary Prepayment Right (each a "Prepayment Competitive Bid Offer"), the acceptance of such Prepayment Competitive Bid Offers shall only be made on the basis of ascending Absolute Rates (in the case of an Absolute Rate Borrowing) or Spreads (in the case of a Spread Borrowing) for all such Prepayment Competitive Bid Offers, in each case set forth in clauses (x) and (y) commencing with the lowest rate so offered (it being understood and agreed that no Non-Prepayment Competitive Bid Offer shall be permitted to be accepted by the Borrower unless all Prepayment Competitive Bid Offers offered at a lower rate than such Non-Prepayment Competitive Bid Offer have been accepted by the Borrower); PROVIDED FURTHER, however, if two or more Prepayment Competitive Bid Offers or Non-Prepayment Competitive Bid Offers, as the case may be, are made by Bidder Banks at the same rate and acceptance of all such equal Prepayment Competitive Bid Offers or Non-Prepayment Competitive Bid Offers, as the case may be, would result in a greater principal amount of Competitive Bid Loans being accepted than the aggregate principal amount requested by the Borrower, if the Borrower elects to accept any of such offers the Borrower shall accept such offers pro rata from such Bidder Banks (on the basis of the maximum amounts of such offers) unless any such Bidder Bank's pro rata share would be less than the minimum amount specified by such Bidder Bank in its offer, in which case the Borrower shall have the right to accept one or more such equal offers in their entirety and reject the other equal offer or offers or to allocate acceptance among all such equal offers (but giving effect to the minimum and maximum amounts specified for each such offer pursuant to clause (b) above) as the Borrower may elect in its sole discretion.

                    (d) If the Borrower notifies the Administrative Agent that such Competitive Bid Borrowing is cancelled pursuant to clause (c)(i) above, the Administrative Agent shall give prompt notice thereof to the Bidder Banks and such Competitive Bid Borrowing shall not be made.

                    (e) If the Borrower accepts one or more of the offers made by any Bidder Bank or Bidder Banks pursuant to clause (c)(ii) above, the Administrative Agent shall in turn promptly notify (x) each Bidder Bank that has made an offer as described in clause (b) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Bidder Bank pursuant to clause (b) above have been accepted by the Borrower and (y) each Bidder Bank that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Loan to be made by such Bidder Bank as part of such Competitive Bid Borrowing.

                    1.04 DISBURSEMENT OF FUNDS. No later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing or Notice of Competitive Bid Borrowing, as the case may be, each Bank will make available its PRO RATA portion of each Borrowing (or, in the case of a Competitive Bid Borrowing, its portion, if any, of such Borrowing) requested to be made on such date. All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Banks. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, at the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

                    1.05 NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans (other than Competitive Bid Loans) made by each Bank shall be evidenced (i) if Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit C-1 with blanks appropriately completed in conformity herewith (each, a "Term Note" and, collectively, the "Term Notes"), (ii) if Basic Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit C-2, with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes"), (iii) if Supplemental Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit C-3 with blanks appropriately completed in conformity herewith (each, a "Supplemental Revolving Note" and, collectively, the "Supplemental Revolving Notes") and (iv) if Supplemental Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit C-4, with blanks appropriately completed in conformity herewith (each, a "Supplemental Term Note" and, collectively, the "Supplemental Term Notes").

                    (b) The Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Term Loan made by such Bank on the Restatement Effective Date (which, in the case of each Continuing Bank, shall include the principal amount of Existing Term Loans converted pursuant to Section 1.01(a)(A)) and be payable in the principal amount of the Term Loan evidenced thereby, (iv) mature on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and

Eurodollar Loans, as the case may be, evidenced thereby and (vi) be subject to mandatory repayment as provided in Section 4.02.

                    (c) The Revolving Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Basic Revolving Loan Commitment of such Bank and be payable in the principal amount of the Basic Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby and (vi) be subject to mandatory repayment as provided in Section 4.02.

                    (d) The Supplemental Revolving Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Supplemental Revolving Loan Commitment of such Bank and be payable in the principal amount of the Supplemental Revolving Loans evidenced thereby, (iv) mature on the SRL Commitment Expiration Date,
(v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby and (vi) be subject to mandatory repayment as provided in
Section 4.02.

                    (e)  The Supplemental Term Note issued to each Bank shall
(i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Conversion Date applicable to such Bank, (iii) be in a stated principal amount equal to the aggregate outstanding principal amount of Supplemental Revolving Loans made by such Bank and converted into the Supplemental Term Loans pursuant to Section 1.01(f) and be payable in the principal amount of the Supplemental Term Loans evidenced thereby, (iv) mature on the Supplemental Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby and
(vi) be subject to mandatory repayment as provided in Section 4.02.

                    (f) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

                    1.06 CONVERSIONS. The Borrower shall have the option to convert, on any Business Day, all or a portion equal to at least $10,000,000 (and, if greater, in integral multiples of $5,000,000) of the outstanding principal amount of Term Loans, Basic Revolving Loans, Supplemental Revolving Loans and/or Supplemental Term Loans made pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Loans into a Borrowing (of the same Tranche) of another Type of Loan, PROVIDED that (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than $10,000,000, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office prior to 11:00 A.M. (New York time) at least three Business Days' prior notice (each, a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

                    1.07 PRO RATA BORROWINGS. All Borrowings of Term Loans, Basic Revolving Loans and Supplemental Revolving Loans under this Agreement shall be incurred from the Banks PRO RATA on the basis of their Term Loan Commitments, Basic Revolving Loan Commitments or Supplemental Revolving Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to make its Loans hereunder.

                    1.08 INTEREST. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the Base Rate in effect from time to time.

                    (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Eurodollar Margin plus the Eurodollar Rate for such Interest Period.

                    (c) e Borrower agrees to pay interest in respect of the unpaid principal amount of each Competitive Bid Loan from the date the proceeds thereof are made available to the Borrower until the maturity (whether by acceleration or otherwise) of such Competitive Bid Loan, at the rate or rates per annum specified by a Bidder Bank or Bidder Banks, as the case may be, pursuant to Section 1.03A(b) and accepted by the Borrower pursuant to Section 1.03A(c).

                    (d) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) except as provided in Section 1.08(d)(y), 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche of Loans (it being understood that for purposes of this clause (x), (i) BRL Competitive Bid Loans shall be deemed to be Loans of the Basic Revolving Loan facility and (ii) SRL

Competitive Bid Loans and Supplemental Term Loans shall be deemed to be Loans of the Supplemental Revolving Loan facility) from time to time and (y) in the case of Eurodollar Loans and Competitive Bid Loans, until the end of the applicable Interest Period for such Eurodollar Loans, or the original scheduled maturity of such Competitive Bid Loans, as the case may be, at a rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

                    (e) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Competitive Bid Loan, at such times as specified in the Notice of Competitive Bid Borrowing relating thereto, (iii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iv) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                    (f) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof.

                    1.09 INTEREST PERIODS. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period or interest periods (each, an "Interest Period") applicable to such Eurodollar Loan (or any portion thereof), which Interest Period shall, at the option of the Borrower, be a one, two, three, six or (if available to all of the Banks) twelve-month period, PROVIDED that:

                    (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period (it being understood that one Borrowing may be converted into more than one Borrowing as a result of the selection of Interest Periods so long as in any event, after giving effect to such conversions, all Banks with Commitments or Loans of the applicable Tranche (or in the case of Supplemental Term Loans, all Banks whose Loans were converted to Supplemental Term Loans on the same date) are participating PRO RATA in such Borrowing and Section 1.02 is complied with);

                   (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such

          Interest Period shall end on the last Business Day of such calendar month;

                   (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, HOWEVER, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                    (v) no Interest Period may be selected at any time when a Default or Event of Default is then in existence;

                   (vi) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche;

                  (vii) no Interest Period in respect of any Borrowing of Supplemental Revolving Loans shall be selected which extends beyond the then effective SRL Commitment Expiration Date (without giving effect to any future extensions thereof to occur after the date on which such Interest Period is being selected unless on such date of selection all Banks with a Supplemental Revolving Loan Commitment (after giving effect to any assignment by Non-Extending Banks pursuant to Section 1.14) constitute Extending Banks); and

                 (viii) no Interest Period in respect of any Borrowing of Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of Term Loans will be required to be made under Section 4.02(b) if the aggregate principal amount of Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Term Loans then outstanding less the aggregate amount of such required prepayment.

If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period or Interest Periods to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                    1.10 INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                    (i) on any Interest Determination Date (or, in the case of any Spread Borrowing, the date that is two Business Days prior to the proposed Spread Borrowing) that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                   (ii) at any time, that such Bank shall incur increased
               costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan or Spread Borrowing because of (x) any change since the Restatement Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request (such as, for example, but not limited to a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D of the Board of Governors of the Federal Reserve System to the extent included in the computation of the Eurodollar Rate) and/or (y) other circumstances (other than an adverse change in the credit quality of such Bank) since the Restatement Effective Date affecting the interbank Eurodollar market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan or Spread Borrowing has become (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or
               (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market; then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans (or Competitive Bid Loans constituting a Spread Borrowing) shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing, Notice of Competitive Bid Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans or any Spread Borrowing, as the case may be, which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause
               (ii) above, the Borrower shall, subject to the provisions of
               Section 12.15 (to the extent applicable) pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank shall reasonably determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Bank in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Bank agrees that if it gives notice to the

               Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Bank, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Bank, the obligations of such Bank to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

                    (b) At any time that any Eurodollar Loan or Spread Borrowing is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan or Spread Borrowing affected by the circumstances described in Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Loan or Spread Borrowing is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Bank or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii), (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan or (z) if the affected Spread Borrowing is then outstanding, prepay such Spread Borrowing in full (which prepayment may be made with the proceeds of Basic Revolving Loans or Supplemental Revolving Loans), PROVIDED that, if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

                    (c) If at any time any Bank determines that the introduction after the Restatement Effective Date of, or any change after the Restatement Effective Date in, any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change after the Restatement Effective Date in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Commitments hereunder or its obligations hereunder, then the Borrower shall, subject to the provisions of Section 12.15 (to the extent applicable), pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable. Each Bank will provide written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts, although the failure to give any such notice shall, subject to Section 12.15, not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this
Section 1.10(c) upon receipt of such notice.

                    1.11 COMPENSATION. The Borrower shall, subject to the provisions of Section 12.15 (to the extent applicable), compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans or Competitive Bid Loans but excluding any loss of anticipated profits) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans or Competitive Bid Loans accepted by the Borrower in accordance with Section 1.03A(c)(ii) does not occur on a date specified therefor in a Notice of Borrowing, Notice of Competitive Bid Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a) or (b)); (ii) if any repayment (including, without limitation, any repayment made pursuant to Section 1.01(c), 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 9) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto or any repayment of its Competitive Bid Loans occurs prior to the maturity thereof; (iii) if any prepayment of any of its Eurodollar Loans or Competitive Bid Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Bank, (y) any election made pursuant to
Section 1.10(b), or (z) the Commitment Increase pursuant to Section 1.01(c). No Bank shall be deemed to have any loss, expense or liability incurred by the reason of the liquidation or reemployment of deposits as a result of the Borrower repaying Eurodollar Loans or Competitive Bid Loans priced by reference to the Eurodollar Rate prior to the end of an Interest Period or the maturity of a Competitive Bid Loan unless the Eurodollar Rate which would be applicable to the Eurodollar Loan or Competitive Bid Loan being repaid if such Eurodollar Rate were being determined on the date of repayment (assuming for purposes of this determination that the Interest Period or the maturity utilized in making such determination is the Interest Period or the maturity originally applicable to such Eurodollar Loan or Competitive Bid Loan) is less than the Eurodollar Rate actually applicable to the Eurodollar Loan or Competitive Bid Loan being repaid.

                    1.12 CHANGE OF LENDING OFFICE. Each Bank agrees that after becoming aware of the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or
Section 4.04 with respect to such Bank, it will use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans affected by such event, PROVIDED that such designation is made on such terms that such Bank and its lending office suffer no material economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the rights of any Bank provided in Sections 1.10, 2.05 and 4.04, PROVIDED that this sentence shall not limit the Borrower's rights and remedies in connection with a breach of the immediately preceding sentence.

                    1.13 REPLACEMENT OF BANKS. If (x) any Bank defaults in its obligations to make Loans or fund Unpaid Drawings, (y) any Bank refuses to give timely consent to proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 12.12(b) or (z) any Bank is owed increased costs under Section 1.10 (by virtue of the application of Section
1.11 or otherwise), Section 2.05 or Section 4.04 which in the judgment of the Borrower are material in amount and which are not otherwise requested by Banks constituting at least the Super-Majority Banks, the Borrower shall have the right, if no Event of Default then exists and, in the case of a Bank described in clause (z) above, such Bank has not withdrawn its request for such compensation or changed its applicable lending office with the effect of eliminating or substantially decreasing (to a level which in the judgment of the Borrower is not material) such increased cost, to replace such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Transferees (collectively, the "Replacement Bank") with the consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, PROVIDED that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to which the Replacement Bank shall acquire all of the Commitment and outstanding Loans of, and participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (a) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (b) an amount equal to such Replaced Bank's BRL Percentage of all Unpaid Drawings that have been funded by such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (c) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to
Section 3.01 hereof and (y) the appropriate Issuing Bank an amount equal to such Replaced Bank's BRL Percentage of any Unpaid Drawing not funded by such Replaced Bank and (ii) all obligations of the Borrower owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Notes executed by the Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank.

                    1.14 EXTENSION OF SRL COMMITMENT EXPIRATION DATE; REPLACEMENT OF NON-EXTENDING BANKS OR CONVERSION OF SUPPLEMENTAL REVOLVING LOANS INTO SUPPLEMENTAL TERM LOANS. The Borrower may, at any time after the date which is 90 days prior to the then SRL Commitment Expiration Date and prior to the date which is 30 days prior to the then SRL Commitment Expiration Date, by written notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each Bank), request that each Bank with a Supplemental Revolving Loan Commitment agree to a 364 day extension of the SRL Commitment Expiration Date then in effect. Each Bank with a Supplemental Revolving Loan Commitment shall respond to such extension request (each such response being delivered to the Administrative Agent) not earlier than the fifteenth day prior to the SRL Commitment Expiration Date then in effect (such date, the "First Response Date") and not later than five Business Days prior to the SRL Commitment Expiration Date then in effect (the "Last Response Date"), with the failure of any Bank to respond being deemed to be a negative response. Each Bank with a Supplemental Revolving Loan Commitment shall decide, in its sole discretion, whether or not to agree to such extension of the SRL Commitment Expiration Date. On the Business Day next following the Last Response Date, the Administrative Agent shall advise the Borrower of each

Bank's response, whereupon the Borrower shall within one Business Day determine, and so advise the Administrative Agent, either (a) not to have the SRL Commitment Expiration Date extended or (b) to have the SRL Commitment Expiration Date extended. If the Borrower so elects to extend the SRL Commitment Expiration Date, and so long as no Default or Event of Default is in existence at such time, then each Bank that has responded affirmatively as set forth above (each such Bank, an "Extending Bank") shall be deemed to have agreed (such agreement to become effective on the then effective SRL Commitment Expiration Date (each such date, a "Conversion Date")) to cause the SRL Commitment Expiration Date to be extended as to each Extending Bank until the date which is 364 days after the SRL Commitment Expiration Date then in effect. In the event that one or more Banks (each a "Non-Extending Bank") do not agree to such extension, the Borrower may elect, with respect to each such Non-Extending Bank, on or before the then SRL Commitment Expiration Date then in effect, to either (i) provide, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), another financial institution to acquire the Supplemental Revolving Loan Commitment of and Supplemental Revolving Loans owing to such Non-Extending Bank and all amounts owing to such Non-Extending Bank in respect of such Commitment and Loans under this Agreement, which assignment of such Non-Extending Bank's Supplemental Revolving Loan Commitment and Supplemental Revolving Loans and replacement of such Non-Extending Bank shall be effected pursuant to an assignment agreement between the Non-Extending Bank and such other financial institution or (ii) convert, on the Conversion Date, the outstanding Supplemental Revolving Loans of such Non-Extending Bank into Supplemental Term Loans as provided in Section 1.01(f), and upon such conversion, terminate the Supplemental Revolving Loan Commitment of such Non-Extending Bank pursuant to Section 3.03(d)(at which time Schedule I shall be deemed modified to reflect the changed Supplemental Revolving Loan Commitments). In the event that the Borrower shall elect not to replace or terminate the Supplemental Revolving Loan Commitment of a Non-Extending Bank at the end of any such 364 day period pursuant to the preceding sentence, such Non-Extending Bank's Supplemental Revolving Loan Commitment shall terminate on the Conversion Date and such Non-Extending Bank shall remain a Bank hereunder until the payment in full of all amounts owing to such Non-Extending Bank hereunder. The SRL Commitment Expiration Date may be extended for successive periods of 364 days pursuant to this Section 1.14 but in no event shall any SRL Commitment Expiration Date extend beyond the Revolving Loan Maturity Date. On the Conversion Date, (x) new Supplemental Revolving Notes and Supplemental Term Notes will be issued, at the Borrower's expense, such new Notes to be in conformity with the requirements of Section
1.05 (with appropriate modifications) to the extent needed to reflect the revised Supplemental Revolving Commitments of the Banks (and/or outstanding Supplemental Term Loans, as the case may be) and (y) Schedule I shall be deemed modified to reflect the changed Supplemental Revolving Loan Commitments.

                    SECTION 2.  LETTERS OF CREDIT.

                    2.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request that any Issuing Bank issue, at any time and from time to time on and after the Restatement Effective Date and prior to the Revolving Loan Maturity Date, for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of Holdings or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such standby letter of credit, a "Letter of Credit") in support of such L/C Supportable Obligations and each Issuing Bank agrees at any time and from time to time on or after the Restatement Effective Date and prior to the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, that it will issue for the account of the Borrower one or more Letters of Credit.
Schedule III contains a description of all letters of credit issued or outstanding under the Existing Credit Agreement prior to the Restatement Effective Date and which will remain outstanding on the Restatement Effective Date. Each such letter of credit, including any extension thereof (each an "Existing Letter of Credit") shall constitute a "Letter of Credit" for all purposes of this Agreement and shall be deemed issued for purposes of Sections 2.03 and 3.01 on the Restatement Effective Date. Notwithstanding the foregoing, the respective Issuing Bank shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                    (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the Restatement Effective Date or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Bank as of the Restatement Effective Date and which such Issuing Bank in good faith deems material to it; or

                  (ii) such Issuing Bank shall have received notice from the Required Banks prior to the issuance of such Letter of Credit of the type described in the penultimate sentence of Section 2.02.

                    (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued, the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed (x) $75,000,000 or (y) when added to the aggregate outstanding principal amount of all Basic Revolving Loans and all BRL Competitive Bid Loans, the Total Basic Revolving Loan Commitment and (ii) each Letter of Credit shall by its terms terminate on or before the tenth Business Day prior to the Revolving Loan Maturity Date.

                    (c) Notwithstanding the foregoing, in the event a Bank with a Basic Revolving Loan Commitment (or after the termination thereof, any Letter of Credit Outstandings or Basic Revolving Loans) has defaulted in its obligations to make Loans or fund Unpaid Drawings, no Issuing Bank shall be required to issue any Letter of Credit unless the respective Issuing Bank has entered into arrangements satisfactory to it and the Borrower to eliminate such Issuing Bank's risk with respect to the participation in Letters of Credit of the defaulting Bank or Banks, including by cash collateralizing such defaulting Bank's or Banks' BRL Percentage of the Letter of Credit Outstandings.

                    2.02 LETTER OF CREDIT REQUESTS. Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective Issuing Bank at least two Business Days' (or such shorter period as is acceptable to the respective Issuing Bank) written notice (or telephonic notice promptly confirmed in writing) thereof, PROVIDED that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day. Each such written notice or written confirmation of telephonic notice shall be in the form of Exhibit D (each, a "Letter of Credit Request"). Unless the respective Issuing Bank has received notice from the Required Banks before it issues a Letter of Credit that one or more of the conditions specified in Section 5A or Section 5B, as then applicable, are not then satisfied or that the issuance of such Letter of Credit would violate
Section 2.01(b), then such Issuing Bank may issue the requested Letter of Credit for the account of the Borrower in accordance with the Issuing Bank's usual and customary practices. Upon its issuance, extension or amendment of any Letter of Credit, such Issuing Bank shall promptly notify the Administrative Agent of such issuance, extension or amendment, which notice shall be accompanied by a copy of the issued Letter of Credit or amendment, as the case may be.

                    2.03 LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by any Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each Bank with a Basic Revolving Loan Commitment, other than such Issuing Bank (each such Bank, in its capacity under this Section 2.03, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's BRL Percentage, in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto (although the Letter of Credit Fee shall be payable directly to the Administrative Agent for the account of the Participants as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees). Upon any change in the Basic Revolving Loan Commitments or BRL Percentages of the Banks pursuant to Section 1.01(c), 1.13 or 12.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this
Section 2.03 to reflect the new BRL Percentages of the assignor and assignee Bank or of all Banks with Basic Revolving Loan Commitments, as the case may be.

                    (b) In determining whether to pay under any Letter of Credit, such Issuing Bank shall have no obligation relative to the other Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Bank any resulting liability to the Borrower or any Bank.

                    (c) In the event that any Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Issuing Bank pursuant to Section 2.04(a), such Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Bank the amount of such Participant's BRL Percentage of such unreimbursed payment in Dollars and in same day funds.
 If the Administrative Agent so notifies, prior to 12:00 Noon (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to such Issuing Bank in Dollars such Participant's BRL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its BRL Percentage of the amount of such payment available to such Issuing Bank, such Participant agrees to pay to such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Bank at the overnight Federal Funds Rate. The failure of any Participant to make available to such Issuing Bank its BRL Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Bank its BRL Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Bank such other Participant's BRL Percentage of any such payment.

                    (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Bank shall pay to each Participant which has paid its BRL Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                    (e) The obligations of the Participants to make payments to each Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                    (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                    (ii) the existence of any claim, setoff, defense or other
               right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Bank, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

                    (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                    (iv) the surrender or impairment of any security for the
               performance or observance of any of the terms of any of the Credit Documents; or

                    (v)  the occurrence of any Default or Event of Default.

                    2.04 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Borrower hereby agrees to reimburse the respective Issuing Bank, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by it under any Letter of Credit (each such amount, so paid until reimbursed, an "Unpaid Drawing"), no later than three Business Days after the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time (plus an additional 2% per annum if not reimbursed by the second Business Day following any such notice of payment or disbursement), such interest payable on demand. The respective Issuing Bank shall give the Borrower prompt notice of each Drawing under any Letter of Credit, PROVIDED that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

                    (b)  The obligations of the Borrower under this Section
2.04 to reimburse the respective Issuing Bank with respect to drawings on Letters of Credit (each, a "Drawing") including, in each case, interest thereon, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Bank (including in its capacity as issuer of the Letter of Credit or as Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Bank's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Bank any resulting liability to the Borrower.

                    2.05 INCREASED COSTS. If at any time the introduction after the Restatement Effective Date of, or any change after the Restatement Effective Date in, any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Bank or any Participant, or any corporation controlling such Person, with any request or directive by any such authority (whether or not having the force of law) issued after the date of this Agreement, shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Bank or participated in by any Participant, or (ii) impose on any Issuing Bank or any Participant, or any corporation controlling such Person, any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Bank or such Participant, or any corporation controlling such Person, or any franchise tax based on the net income or profits of such Bank or Participant, or any corporation controlling such Person, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), then, upon demand to the Borrower by such Issuing Bank or any Participant (a copy of which demand shall be sent by such Issuing Bank or such Participant to the Administrative Agent) and subject to the provisions of Section 12.15 (to the extent applicable), the Borrower shall pay to such Issuing Bank or such Participant such additional amount or amounts as will compensate such Bank for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Bank or such Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Bank or such Participant.

                    SECTION 3.  FEES; REDUCTIONS OF COMMITMENT.

                    3.01 FEES. (a) (i) The Borrower agrees to pay the Administrative Agent for distribution to each Bank with a Basic Revolving Loan Commitment a commitment fee (the "BRL Commitment Fee") for the period from the Restatement Effective Date to and including the Revolving Loan Maturity Date (or such earlier date as the Total Basic Revolving Loan Commitment shall have been terminated), computed at a rate for each day equal to the Applicable Commitment Fee Percentage for Basic Revolving Loans for such day multiplied by the daily Unutilized Basic Revolving Loan Commitment of such Bank. Accrued BRL Commitment Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date or such earlier date upon which the Total Basic Revolving Loan Commitment is terminated.

                    (ii) The Borrower agrees to pay the Administrative Agent for distribution to each Bank with a Supplemental Revolving Loan Commitment a commitment fee (the "SRL Commitment Fee", and together with the BRL Commitment Fee, the "Commitment Fee") for the period from the Restatement Effective Date to and including the final SRL Commitment

Expiration Date (or the Conversion Date in the case of Non-Extending Banks only) or such earlier date as the Total Supplemental Revolving Loan Commitment shall have been terminated, computed at a rate for each day equal to the Applicable Commitment Fee Percentage for Supplemental Revolving Loans for such day multiplied by the daily Unutilized Supplemental Revolving Loan Commitment of such Bank. Accrued SRL Commitment Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the final SRL Commitment Expiration Date (or the Conversion Date in the case of Non-Extending Banks only) or such earlier date upon which the Total Supplemental Revolving Loan Commitment is terminated.

                    (b) The Borrower agrees to pay to the Administrative Agent for distribution to each Bank with a Basic Revolving Loan Commitment (based on their respective BRL Percentages) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed for each day at a rate equal to the Applicable Eurodollar Margin for such day multiplied by the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Basic Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

                    (c) The Borrower agrees to pay to the respective Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued for its account hereunder (the "Facing Fee") for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/8 of 1% per annum of the daily Stated Amount of such Letter of Credit. Accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Basic Revolving Loan Commitment has been terminated and such Letter of Credit no longer remains outstanding.

                    (d) The Borrower shall pay, upon each drawing under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge and out-of-pocket expenses which the respective Issuing Bank is generally imposing in connection with such occurrence with respect to standby letters of credit.

                    (e) The Borrower agrees to pay to the Administrative Agent, for its own account, an administrative fee in the amount of $3,000 in respect of each Competitive Bid Borrowing requested by the Borrower, which fee shall be due and payable (whether or not an offer is made by a Bidder Bank or an offer is accepted by the Borrower) on the later of (x) the Reply Date and (y) the date of the Competitive Bid Borrowing.

                    (f) The Borrower shall pay to the Agents, for their own account, such other fees as have been agreed to in writing by the Borrower and the Agents.

                    3.02 VOLUNTARY TERMINATION OF COMMITMENTS. (a) Upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Basic Revolving Loan Commitment, in whole or in part, and/or the Total Unutilized Supplemental Revolving Loan Commitment, in whole or in part, PROVIDED that partial reductions of either of such Commitments shall be in an amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof, PROVIDED that each such reduction pursuant to this clause (a) shall apply proportionately to permanently reduce the Basic Revolving Loan Commitment and/or the Supplemental Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment or Commitments.

                    (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 12.12(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), to terminate the entire Basic Revolving Loan Commitment and Supplemental Revolving Loan Commitment of such Bank, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Bank are repaid concurrently with the effectiveness of such termination pursuant to Section 4.01(b), and the Borrower shall pay to the Administrative Agent at such time an amount in cash and/or cash equivalents equal to such Bank's applicable BRL Percentage of the Letter of Credit Outstandings (which cash and/or cash equivalents shall be held by the Administrative Agent as security for the obligations of the Borrower hereunder in respect of such outstanding Letters of Credit pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent (at which time Schedule I shall be deemed modified to reflect such changed amounts)), and at such time, such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement pursuant to Sections 1.10, 1.11, 2.05, 4.04, 12.01 and 12.06, which shall survive as to such repaid Bank.

                    3.03 MANDATORY REDUCTION OF COMMITMENTS. (a) The Total Commitment and the Term Loan Commitment, the Revolving Loan Commitment and the Supplemental Revolving Loan Commitment of each Bank shall terminate in their entirety on December 31, 1997 and the Existing Credit Agreement shall continue in effect unless the Restatement Effective Date shall have occurred on or before such date.

                    (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Term Loan Commitment (and the Term Loan Commitment of each Bank) shall terminate in its entirety on the Restatement Effective Date (after giving effect to the making of the Term Loans on such date).

                    (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Basic Revolving Loan Commitment and the Basic Revolving Loan Commitment of each Bank shall terminate in their entirety on the Revolving Loan Maturity Date.

                    (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Supplemental Revolving Loan Commitment and the Supplemental Revolving Loan Commitment of each Bank shall terminate in their entirety on the final SRL

Commitment Expiration Date and the Supplemental Revolving Loan Commitment of each Non-Extending Bank shall terminate in its entirety on the Conversion Date with respect to such Non-Extending Bank.

                    (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Restatement Effective Date upon which a mandatory prepayment of Term Loans and Supplemental Term Loans pursuant to Section 4.02(c) or (d) is required (and exceeds in amount the aggregate principal amount of Term Loans and Supplemental Term Loans then outstanding) or would be required if Term Loans or Supplemental Term Loans were then outstanding, the Total Basic Revolving Loan Commitment and/or the Total Supplemental Revolving Loan Commitment shall be permanently reduced (the amount of such mandatory commitment reduction to be applied to such Commitments on a pro rata basis) by the amount, if any, by which the amount required to be applied pursuant to said Section (determined as if an unlimited amount of Term Loans and Supplemental Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans and Supplemental Term Loans then outstanding.

                    (f) Each reduction to the Total Term Loan Commitment, Total Basic Revolving Loan Commitment and the Total Supplemental Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce the Term Loan Commitment, the Basic Revolving Loan Commitment or the Supplemental Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.

                    SECTION 4.  PREPAYMENTS; PAYMENTS; TAXES.

                    4.01 VOLUNTARY PREPAYMENTS. (a) The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at its Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay such Loans, whether Term Loans, Basic Revolving Loans, Supplemental Revolving Loans, Supplemental Term Loans or Competitive Bid Loans (if applicable) shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks; (ii) each prepayment (except any prepayment in full of a Borrowing) shall be in a minimum amount of $1,000,000 and, if greater, shall be in integral multiples thereof, PROVIDED that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $10,000,000 then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) at the time of any prepayment of Eurodollar Loans pursuant to this Section 4.01 on any day other than the last day of an Interest Period applicable thereto or any prepayment of Competitive Bid Loans on any day other than the maturity date thereof, the Borrower shall pay the amounts then required pursuant to Section 1.11; (iv) except as provided in clause (b) of this Section 4.01, each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among the Banks which made such Loans; and (v) each voluntary prepayment of Term Loans pursuant to this
Section 4.01(a) shall be applied pursuant to the terms of Section 4.02(e). Notwithstanding anything to the contrary contained in this Section 4.01, the Borrower shall have the right to voluntarily prepay any Competitive Bid Loan only to the extent that the Borrower has a Voluntary Prepayment Right with respect to such Competitive Bid Loan.

                    (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 12.12(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) to repay all Loans, together with accrued and unpaid interest, Fees and all other amounts owing to such Bank in accordance with said Section 12.12(b) so long as (A) in the case of the repayment of Basic Revolving Loans and/or Supplemental Revolving Loans of any Bank pursuant to this clause (b) the Basic Revolving Loan Commitment (if any) and Supplemental Revolving Loan Commitment (if any) of such Bank are terminated concurrently with such repayment pursuant to Section 3.02(b) (at which time Schedule I shall be deemed modified to reflect the changed Basic Revolving Loan and Supplemental Revolving Loan Commitments) and (B) in the case of the repayment of Loans of any Bank the consents required by Section 12.12(b) in connection with the repayment pursuant to this clause (b) shall have been obtained; PROVIDED that repayments of Term Loans pursuant to this clause (b) shall only apply to reduce the then remaining Scheduled Repayments to the extent such Term Loans so repaid are not replaced pursuant to Section 12.12(b), with any such reductions to reduce the then remaining Scheduled Repayments on a PRO RATA basis (based upon the then remaining amount of Scheduled Repayments after giving effect to all prior reductions thereto).

                    4.02 MANDATORY REPAYMENTS. (a) (i) On any day on which the sum of the aggregate outstanding principal amount of the Basic Revolving Loans, BRL Competitive Bid Loans and the Letter of Credit Outstandings exceeds the Total Basic Revolving Loan Commitment as then in effect, the Borrower shall prepay on such date the principal of Basic Revolving Loans of the Banks in an amount equal to such excess. If, after giving effect to the prepayment of all Basic Revolving Loans of Banks, the aggregate amount of the BRL Competitive Bid Loans and the Letter of Credit Outstandings exceeds the Total Basic Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent at the Payment Office on such date an amount of cash or cash equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or cash equivalents to be held as security for all obligations of the Borrower to Banks hereunder in connection with such Letter of Credit Outstandings in a cash collateral account to be established by the Administrative Agent. If, after giving effect to the prepayment of all Basic Revolving Loans of Banks and the cash collateralization of all Letter of Credit Outstandings as set forth above, the remaining aggregate principal amount of BRL Competitive Bid Loans exceeds the Total Basic Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of BRL Competitive Bid Loans having a Voluntary Prepayment Right in an aggregate amount equal to such excess (up to a maximum amount equal to the principal of

BRL Competitive Bid Loans having a Voluntary Prepayment Right outstanding at such time), PRO RATA among such BRL Competitive Bid Loans outstanding at such time. If, after giving effect to the prepayment referred to in the immediately preceding sentence, the remaining aggregate principal amount of BRL Competitive Bid Loans exceeds the Total Basic Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of such BRL Competitive Bid Loans in an aggregate amount equal to such excess, PRO RATA among such BRL Competitive Bid Loans outstanding at such time, provided that no BRL Competitive Bid Loan shall be prepaid pursuant to this sentence unless the Bank that made same consents to such prepayment, PROVIDED FURTHER, that to the extent any Bank does not consent to the repayment of a BRL Competitive Bid Loan the Borrower shall pay to the Administrative Agent at the Payment Office on such date an amount of cash or cash equivalents equal to the amount of such BRL Competitive Bid Loan, such cash or cash equivalents to be held as security for all obligations of the Borrower in respect of such BRL Competitive Bid Loan in a cash collateral account to be established by the Administrative Agent.

                    (ii) On any day on which the sum of the aggregate outstanding principal amount of the Supplemental Revolving Loans and SRL Competitive Bid Loans exceeds the Total Supplemental Revolving Loan Commitment as then in effect, the Borrower shall prepay on such date the principal of Supplemental Revolving Loans of the Banks in an amount equal to such excess. If, after giving effect to the prepayment of all Supplemental Revolving Loans of Banks, the remaining aggregate principal amount of all SRL Competitive Bid Loans exceeds the Total Supplemental Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of SRL Competitive Bid Loans having a Voluntary Prepayment Right in an aggregate amount equal to such excess (up to a maximum amount equal to the principal of SRL Competitive Bid Loans having a Voluntary Prepayment Right outstanding at such time), PRO RATA among such SRL Competitive Bid Loans outstanding at such time. If, after giving effect to the prepayment referred to in the immediately preceding sentence, the remaining aggregate principal amount of SRL Competitive Bid Loans exceeds the Total Supplemental Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of such SRL Competitive Bid Loans in an aggregate amount equal to such excess, PRO RATA among such SRL Competitive Bid Loans outstanding at such time, provided that no SRL Competitive Bid Loan shall be prepaid pursuant to this sentence unless the Bank that made same consents to such prepayment, PROVIDED FURTHER, that to the extent any Bank does not consent to the repayment of an SRL Competitive Bid Loan the Borrower shall pay to the Administrative Agent at the Payment Office on such date an amount of cash or cash equivalents equal to the amount of such SRL Competitive Bid Loan, such cash or cash equivalents to be held as security for all obligations of the Borrower in respect of such SRL Competitive Bid Loan in a cash collateral account to be established by the Administrative Agent.

                    (b) (i) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Section 4.01(b) or Section 4.02(e), a "Scheduled Repayment"):

                   Scheduled Repayment Date          Amount
                   ------------------------          ------
                    April 15, 2001                $50,000,000
                    January 15, 2002              $50,000,000
                    Term Loan Maturity Date       $50,000,000

                    (ii) In addition to any other mandatory repayments pursuant to this Section 4.02, on the Supplemental Term Loan Maturity Date, the Borrower shall be required to repay the aggregate principal amount of all Supplemental Term Loans, if any, then outstanding.

                    (c) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date after the Restatement Effective Date upon which Holdings or any of its Subsidiaries receives any proceeds from any incurrence by Holdings or any of its Subsidiaries of Indebtedness required to be applied pursuant to this Section in accordance with Section 8.06(d) or 8.06(e), an amount equal to the amount required by Section 8.06(d) or 8.06(e), as the case may be, shall be applied as a mandatory repayment of principal of outstanding Term Loans and Supplemental Term Loans (such mandatory repayment to be applied on a PRO RATA basis among such Tranches based on the then applicable TL Facility Percentage and STL Facility Percentage) in accordance with the requirements of Sections 4.02(e) and (f).

                    (d) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date after the Restatement Effective Date upon which Holdings or any of its Subsidiaries receives proceeds from any sale of assets required to be applied pursuant to this Section in accordance with Section 8.03, an amount equal to the amount required by
Section 8.03 shall be applied as a mandatory repayment of principal of outstanding Term Loans and Supplemental Term Loans (such mandatory repayment to be applied on a PRO RATA basis among such Tranches based on the then applicable TL Facility Percentage and STL Facility Percentage) in accordance with the requirements of Sections 4.02(e) and (f).

                    (e)  Each amount applied to repay Term Loans pursuant to
Section 4.01(a) and Sections 4.02(c) and (d) shall be applied to reduce the then remaining Scheduled Repayments (x) in the chronological order of maturity with respect to the Scheduled Repayments which mature within twelve months following the date of such repayment and (y) PRO RATA with respect to Scheduled Repayments which mature thereafter, each such application to be based upon the then remaining amount of Scheduled Repayments after giving effect to all prior reductions thereto.

                    (f) With respect to each repayment of Loans required by this Section 4.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, PROVIDED that:
(i) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $10,000,000, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (ii) each repayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among the Banks making such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

                    4.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto not later than 1:00 P.M. (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                    4.04 NET PAYMENTS. (a) All payments made by the Guarantors or the Borrower hereunder or under any Note will be made without set-off, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, (i) any tax imposed on or measured by the net income or profits of a Bank, or any franchise tax based on the net income or profits of a Bank, in either case pursuant to the laws of the United States of America or any political subdivision or taxing authority thereof or therein or the jurisdiction in which it is organized or in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein, and
(ii) in the case of any Bank organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia), any taxes imposed by the United States of America by means of withholding at the source unless such withholding results from a change in applicable law or treaty subsequent to the date such Bank becomes a Bank with respect to the Loan or portion thereof affected by such change) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imports, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence of this Section 4.04(a), then the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or profits of such Bank, or any franchise tax based on the net income or profits of such Bank, in either case pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Bank is located and for any withholding of income or similar taxes imposed by the United States of America as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. Such written request shall set forth the amount of net income or profits or franchise taxes payable by, or withheld from, such Bank pursuant to the immediately preceding sentence and shall be certified by an appropriate officer of such Bank. The Borrower will pay any such Taxes required to be paid pursuant to this Section 4.04(a) within the time allowed for such payment under applicable law and will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is made to the relevant taxation or other authority pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

                    (b) Each Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Restatement Effective Date or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Sections 1.13 or 12.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or Form 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Restatement Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such form or Certificate. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms and, if applicable, certificate required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms and, if applicable, certificate do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section
4.04 and except as set forth in Section 12.04(b), the Borrower agrees to pay additional amounts and to indemnify each Bank in the manner set forth in
Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Restatement Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the official interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

                    (c) The provisions of this Section 4.04 are subject to the provisions of Section 12.15 (to the extent applicable).

                    SECTION 5.A. CONDITIONS PRECEDENT TO INITIAL CREDIT EVENTS. The obligation of each Bank to make Loans and to participate in Letters of Credit on the Restatement Effective Date, and the obligations of each Issuing Bank to issue Letters of Credit on the Restatement Effective Date, are subject to the satisfaction of the following conditions:

                    5A.01 EXECUTION OF AGREEMENT; NOTES. On or prior to the Restatement Effective Date (i) this Agreement shall have been executed and delivered as provided in Section 12.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Banks the appropriate Term Note, Revolving Note and/or Supplemental Revolving Note executed by the Borrower, in each case in the amount and maturity and as otherwise provided herein.

                    5A.02 OFFICERS' CERTIFICATE. (a) The Documentation Agent shall have received a certificate dated the Restatement Effective Date and signed by an Authorized Officer of the Borrower stating that all of the applicable conditions set forth in Sections 5A.06, 5A.07, 5A.11 and 5B.02 have been satisfied as of such date.

                    (b) The Documentation Agent shall have received a certificate dated the Restatement Effective Date and signed by an Authorized Officer of Holdings (i) stating that Holdings is in compliance with Sections
8.09 and 8.10 as of the last day of the fiscal quarter ended September 30, 1997 and (ii) setting forth the calculations required to establish such compliance.

                    5A.03 OPINIONS OF COUNSEL. The Documentation Agent shall have received opinions, in form and substance satisfactory to the Documentation Agent, addressed to each of the Agents and the Banks and dated the Restatement Effective Date, from (i) Douglas M. Steenland, Esq., Senior Vice President, General Counsel and Secretary of Holdings, NWA and the Borrower, which opinion shall cover the matters contained in Exhibit F-1 hereto and (ii) White & Case, special counsel to the Agents, which opinion shall cover the matters contained in Exhibit F-2 hereto.

                    5A.04 CORPORATE DOCUMENTS; PROCEEDINGS; ETC. (a) The Documentation Agent shall have received from each Credit Party a certificate, dated the Restatement Effective Date, signed by an Authorized Officer, and attested to by the Secretary or any Assistant Secretary, of such Credit Party, (x) certifying that the certificate of incorporation and by-laws of such Credit Party attached thereto are true and correct copies thereof and (y) to the effect that such Credit Party is in good standing in its respective state of incorporation.

                    (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Documentation Agent, and the Documentation Agent shall have received all information and copies of all certificates, documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Documentation Agent may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

                    5A.05 CONSENT LETTER. The Documentation Agent shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, substantially in the form of Exhibit G, indicating its consent to its appointment by each Credit Party as its agent to receive service of process as specified in Section 12.08.

                    5A.06 ADVERSE CHANGE, ETC. After giving effect to the transactions contemplated hereby, nothing shall have occurred which has had a material adverse effect on the rights or remedies of the Agents or the Banks, or on the ability of the Credit Parties to perform their respective obligations to the Agents and the Banks or which has had a material adverse effect on the results of operations or financial condition of Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

                    5A.07 LITIGATION. No actions, suits or proceedings by any entity (private or governmental) shall be pending or threatened (a) with respect to the Transaction or this Agreement or any documentation executed in connection therewith, or (b) which has had a materially adverse effect on
(i) the Transaction, (ii) the results of operations or financial condition of Holdings and its Subsidiaries taken as a whole or of the Borrower and its Subsidiaries taken as whole or (iii) the rights or remedies of the Banks hereunder or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Banks hereunder or under any other Credit Document.

                    5A.08 FINANCIAL OUTLOOK. The Banks shall have received the Financial Outlook which shall be in form and substance reasonably satisfactory to the Documentation Agent and the Required Banks.

                    5A.09 EXISTING CREDIT AGREEMENT. On the Restatement Effective Date, (i) each Existing Bank shall have surrendered to the Administrative Agent for cancellation the promissory notes issued to it pursuant to the Existing Credit Agreement in respect of its Existing Loans,
(ii) each Continuing Bank shall have converted its Existing Loans, as contemplated by Sections 1.01(a) and (b), (iii) all Existing Loans being converted as described in preceding clause (ii) which were outstanding as Eurodollar Loans shall, at the time of such conversion, be converted into Base Rate Loans or borrowed as Eurodollar Loans in accordance with Sections

1.01(a) and (b) and the Borrower shall pay all breakage costs in accordance with the provisions of Section 1.11 of the Existing Credit Agreement in connection therewith, (iv) each Existing Bank shall have received payment in full of all amounts then due and owing to it under the Existing Credit Agreement, (v) the Borrower shall have paid all accrued and unpaid interest and fees owing under the Existing Credit Agreement through the Restatement Effective Date, and (vi) the Administrative Agent shall have received evidence in form, scope and substance satisfactory to it that the matters set forth in this Section 5A.09 have been satisfied on such date.

                    5A.10 FEES, ETC. The Borrower shall have paid to the Agents and the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agents and the Banks to the extent then due.

                    5A.11 APPRAISAL OF POOL ASSETS. (a) The Compliance Agent shall have received an Appraisal with respect to the Pool Assets setting forth the Appraised Value of each Pool Asset as of the Restatement Effective Date.

                    (b) After giving effect to the Credit Events occurring on the Restatement Effective Date, (i) the Appraised Value of the Pool Assets shall be equal to or greater than 1.5 times the sum of the Total Basic Revolving Loan Commitment (or after the termination thereof, the total amount of Basic Revolving Loans outstanding, Letter of Credit Outstandings and BRL Competitive Bid Loans outstanding) plus the Total Supplemental Revolving Loan Commitment (or after the termination thereof, the total amount of Supplemental Revolving Loans and SRL Competitive Bid Loans outstanding) plus the aggregate amount of Term Loans and Supplemental Term Loans outstanding and (ii) the Appraised Value of the portion of the Pool Assets which consists of Stage III Aircraft shall be equal to or greater than 1.25 times the sum of the Total Basic Revolving Loan Commitment (or after the termination thereof, the total amount of outstanding Basic Revolving Loans, Letter of Credit Outstandings and BRL Competitive Bid Loans outstanding) plus the Total Supplemental Revolving Loan Commitment (or after the termination thereof, the total amount of Supplemental Revolving Loans and SRL Competitive Bid Loans outstanding) plus the aggregate amount of Term Loans and Supplemental Term Loans outstanding (such calculations in clauses (i) and (ii), the "Coverage Tests").

                    (c) At the time of the initial Credit Event the Pool Assets shall consist only of Stage III Aircraft, other aircraft and "slots".

                    SECTION 5B. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of each Bank to make Loans (including Loans made on the Restatement Effective Date), and to participate in Letters of Credit (including Letters of Credit issued on the Restatement Effective Date), and the obligations of each Issuing Bank to issue Letters of Credit (including Letters of Credit issued on the Restatement Effective Date), is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                    5B.01 NOTICE OF BORROWING; LETTER OF CREDIT REQUEST; NOTICE OF COMPETITIVE BID BORROWING. (a) Prior to the making of each Term Loan, Basic Revolving Loan or Supplemental Revolving Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of
Section 1.03(a).

                    (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 2.02.

                    (c) Prior to the making of each Competitive Bid Loan, the Administrative Agent shall have received a Notice of Competitive Bid Borrowing meeting the requirements of Section 1.03A(a).

                    5B.02  NO DEFAULT; REPRESENTATIONS AND WARRANTIES.
At the time of each such Credit Event and also after giving effect thereto
(i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in any other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                    The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each Credit Party to each Agent and each of the Banks that all of the conditions specified in Section 5A and in this Section 5B which are applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5A and in this Section 5B, unless otherwise specified, shall be delivered to the Documentation Agent at the Documentation Agent's Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be reasonably satisfactory in form and substance to the Banks.

                    SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Banks to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each Credit Party makes the following representations and warranties to and agreements with the Banks (in each case solely to the extent applicable to such Credit Party or its Subsidiaries), all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and the issuance of the Letters of Credit, with the occurrence of each Credit Event on or after the Restatement Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                    6.01 CORPORATE STATUS. Each Credit Party and each of its Subsidiaries (i) is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where it is required to be so qualified and where the failure to be so qualified would have a material adverse effect on the results of operations or financial condition of Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

                    6.02 CORPORATE POWER AND AUTHORITY. Each Credit Party has the power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes such Credit Party's legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                    6.03 NO VIOLATION. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene in any material respect any provision of any material applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict in any material respect with or result in any material breach of any of the terms, covenants, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the properties or assets of such Credit Party pursuant to the terms of any material indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which such Credit Party is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws of such Credit Party.

                    6.04 GOVERNMENTAL APPROVALS. No material order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document (other than any such order, consent, approval, license, authorization, validation, filing, recording, registration or exemption required to be made or obtained after the Restatement Effective Date in the ordinary course of business which the Borrower agrees to promptly obtain as and when required under applicable law) or (ii) the legality, validity, binding effect or enforceability of any Credit Document.

                    6.05  FINANCIAL STATEMENTS; FINANCIAL OUTLOOK.
(a)(i) The audited consolidated balance sheets of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries at December 31, 1996 and the related consolidated statements of operations, of common stockholders' equity (deficit) (in the case of Holdings and its Subsidiaries) and of cash flows of such parties for the fiscal year ended as of said date, which financial statements have been examined by Ernst & Young, who delivered an unqualified opinion in respect therewith and (ii) the unaudited consolidated balance sheets of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries at September 30, 1997 and the related consolidated statements of operations of such parties for the fiscal period ended as of said date, all of which financial statements referred to in the preceding clauses (i) and
(ii) have heretofore been furnished to each Bank and present fairly in all material respects the financial position of such entities at the dates of said statements and the results of operations for the periods covered thereby in accordance with GAAP consistently applied, except to the extent provided in the notes to said financial statements and, in the case of the September 30, 1997 statements, subject to normal and recurring year-end audit adjustments. Since December 31, 1996, there has been no material adverse change in the financial condition or results of operations of the Borrower or either Guarantor.

                    (b) On and as of the Restatement Effective Date, the Financial Outlook 1997-2002, dated as of December 4, 1997 (the "Financial Outlook"), previously delivered to the Agents and the Banks, had been prepared on a basis consistent with the financial statements referred to in
Section 6.05(a) (other than as set forth or presented in such Financial Outlook), and there are no statements or conclusions in the Financial Outlook which are based upon or include information known to any Credit Party to be misleading in any material respect or which fail to take into account material information regarding the matters reported therein. The Financial Outlook is based on good faith estimates and assumptions believed by the Credit Parties to be reasonable at the time made, it being recognized by the Banks that the Financial Outlook as to future events is not to be viewed as facts and that actual results during the period or periods covered by the Financial Outlook may differ from the results set forth in the Financial Outlook.

                    6.06 LITIGATION. There are no actions, suits or proceedings pending or threatened with respect to any Credit Party or any of its Subsidiaries (i) that have had a material adverse effect on the financial condition or results of operations of the Borrower or either Guarantor or
(ii) that affect the legality, validity, binding effect or enforceability of any Credit Document.

                    6.07 TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) furnished by or on behalf of any Credit Party in writing to any Agent or any Bank for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to any Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                    6.08 USE OF PROCEEDS; MARGIN REGULATIONS. (a) All proceeds of the (x) Term Loans shall be used by the Borrower to effect the Transaction and (y) Basic Revolving Loans and Supplemental Revolving Loans shall be used by the Borrower (i) to effect the Transaction, (ii) to pay fees and expenses arising in connection with the Transaction and (iii) for the working capital purposes of the Borrower and its Subsidiaries.

                    (b) Not more than 25% of the value of the assets of the Borrower, or of Holdings and its Subsidiaries on a consolidated basis, shall constitute Margin Stock. Neither the making of any Loan nor the issuance of any Letter of Credit nor the use of the proceeds of any thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                    6.09 COMPLIANCE WITH ERISA. Each Pension Plan has been operated and administered in compliance with all applicable requirements of ERISA and, if intended to qualify under Section 401(a) or 403(a) of the Code, in compliance with all applicable requirements of such provision except where the failure to so comply would not result in, taking all instances in the aggregate, liability in excess of $2,000,000. Full payment has been made by each Credit Party or any of its ERISA Affiliates of all amounts which such Persons are required under the terms of each Pension Plan and Multiemployer Plan to have paid as contributions to such Pension Plan and Multiemployer Plan except where the failure to so comply, taking all instances in the aggregate, would not result in liability in excess of $2,000,000. None of the Pension Plans had an accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recent plan year of such Pension Plan. No Termination Event has occurred or, to the best knowledge of any Credit Party, is expected by such Credit Party to occur with respect to any Pension Plan or Multiemployer Plan such that any Credit Party or any of its ERISA Affiliates would incur, taking all instances in the aggregate, liabilities in excess of $10,000,000 (such liabilities to include, without limitation, any liability to the PBGC or to any other party under Sections 4062, 4063 and 4064 of ERISA or to any Multiemployer Plan determined under Section 4201 ET SEQ. of ERISA) resulting from or associated with all such Termination Events. No Credit Party nor any of its ERISA Affiliates has engaged in any transaction in connection with which any such entity has been or could be subjected to either a tax imposed by Section 4975 of the Code or the corresponding civil penalty assessed pursuant to Sections 502(i) and 502(l) of ERISA, which penalties and taxes for all such transactions are in an aggregate amount in excess of $2,500,000. Using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Holdings and its Subsidiaries, the Borrower and its Subsidiaries and their ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the date of the most recent Credit Event, would not have a material adverse effect upon the results of operation or financial condition of any Credit Party. No Credit Party nor any of its Subsidiaries maintains or contributes to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to which would have a material adverse effect on the ability of any Credit Party to perform its respective obligations under this Agreement.

                    6.10 SUBSIDIARIES. Schedule IV correctly sets forth, as of the Restatement Effective Date, the percentage ownership (direct and indirect) of Holdings, NWA and the Borrower in each of their respective Subsidiaries.

                    6.11 INVESTMENT COMPANY ACT. None of the Credit Parties or any of their respective Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                    6.12 COMPLIANCE WITH STATUTES, ETC. Each Credit Party and each of its Subsidiaries is in material compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their businesses and the ownership of their properties (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) except such noncompliances as would not, in the aggregate, have a material adverse effect on the financial condition or results of operations of Holdings and its Subsidiaries taken as a whole or of the Borrower and its Subsidiaries taken as a whole.

                    6.13  AIR CARRIER.  The Borrower is a Certificated Air
Carrier.

                    SECTION 7. AFFIRMATIVE COVENANTS. Each Credit Party hereby covenants and agrees (in each case solely to the extent that any covenant or agreement set forth in this Section 7 is expressly stated to be applicable to such Credit Party and its Subsidiaries) that on and after the Restatement Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                    7.01 INFORMATION COVENANTS. Holdings will furnish to each Bank:

                    (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 120 days after the close of each fiscal year of Holdings, (i) a copy of the SEC Form 10-K filed by Holdings with the SEC for such fiscal year, or, if no such Form 10-K was so filed by Holdings for such fiscal year, the consolidated balance sheet of Holdings and its Subsidiaries and whether or not such Form 10-K was filed, of the Borrower and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders' equity (deficit) (in the case of Holdings and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by Ernst & Young (or (x) any other "Big Six" or "Big Four" accounting firm or (y) any other firm of independent public accountants of recognized standing selected by Holdings or the Borrower, as the case may be, and reasonably acceptable to the Required Banks) whose opinion shall not be qualified as to the scope of audit or as to the status of Holdings or the Borrower as a going concern, and (ii) a certificate of such accounting firm stating that in the course of its regular audit of the business of Holdings and the Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

                    (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of Holdings, a copy of the SEC Form 10-Q filed by Holdings with the SEC for such quarterly period, or, if no such Form 10-Q was so filed by Holdings with respect to any such quarterly period, the consolidated balance sheet of Holdings and its Subsidiaries, and whether or not such Form 10-Q was filed, of the Borrower and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which shall be certified by an Authorized Officer of Holdings or the Borrower, as the case may be, subject to changes resulting from audit and normal year-end audit adjustments.

                    (c) BUDGETS. Not more than 75 days following the commencement of each fiscal year of the Borrower, a budget of the Borrower and its Subsidiaries in reasonable detail for each fiscal month of such fiscal year as is customarily prepared by management for its internal use setting forth, with appropriate discussion, the principal assumptions upon which such budget is based.

                    (d) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in Section 7.01(a) and (b), a certificate of an Authorized Officer of Holdings and the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof and which certificate shall set forth the calculations required, if any, to establish whether each Credit Party was in compliance with the provisions of Sections 8.02, 8.03, 8.04, 8.05, 8.06, 8.08,
               8.09 and 8.10 as at the end of such fiscal period or year, as the case may be.

                    (e) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within three Business Days after any senior financial or legal officer of any Credit Party obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default which notice shall specify the nature thereof, the period of existence thereof and what action such Credit Party proposes to take with respect thereto and (y) any litigation or governmental proceeding pending against or affecting Holdings or any of its Subsidiaries which is likely to have a material adverse effect on the financial condition or results of operations of Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

                    (f) RATING CHANGES. Promptly after any senior financial or legal officer of NWA or the Borrower obtains knowledge thereof, notice of any change in the Rating assigned by either Rating Agency.

                    (g) APPRAISALS. (i) On the eighteen month anniversary of the Restatement Effective Date and on each one year anniversary thereafter, an Appraisal of each Pool Asset.

                    (h) OTHER INFORMATION. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the Securities and Exchange Commission or any successor thereto (the "SEC") by Holdings or any of its Subsidiaries (other than amendments to any registration statement (to the extent such registration statement, in the form it becomes effective, is delivered to the Banks), exhibits to any registration statement and any registration statements on Form S-8) and, with reasonable promptness, such other information or documents (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of the Required Banks may reasonably request from time to time.

                    (i) NON-ORDINARY COURSE TRANSACTION. At any time after the Restatement Effective Date that any Credit Party or any of its respective Subsidiaries proposes to enter into any transaction (or series of related transactions) with any Affiliate of any Credit Party or any of their respective Subsidiaries outside the ordinary course of business (other than any transaction of a nature described in the proviso to
               Section 8.07), the Borrower shall give the Compliance Agent and the Banks (x) written notice of any such transaction at least 7 Business Days (or such shorter period as the Required Banks may agree) prior to the earlier of (I) the consummation thereof or (II) the execution of a binding agreement therefor, and (y) such other information related to the transaction as the Compliance Agent or the Required Banks shall reasonably request.

                    7.02 BOOKS, RECORDS AND INSPECTIONS. Each Credit Party will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Each Credit Party will, and will cause each of its Subsidiaries to, permit, upon reasonable notice given by the Administrative Agent to the Borrower on behalf of any Bank, officers and designated representatives of any Bank (including without limitation, appraisers) to visit and inspect any of the properties or assets of such Credit Party and any of its Subsidiaries and to examine the books of account of such Credit Party and any of its Subsidiaries and discuss the affairs, finances and accounts of such Credit Party and of any of its Subsidiaries with its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as such Bank may desire.

                    7.03 INSURANCE. Each Credit Party will, and will cause each of its Subsidiaries to, at all times be covered by or maintain in full force and effect insurance in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice and as is required by law.

                    7.04 PAYMENT OF TAXES. Each Credit Party will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all material lawful claims which, if unpaid, might become a Lien or charge upon any properties of any Credit Party or any of its Subsidiaries, PROVIDED that no Credit Party nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim (i) which is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of such Credit Party) with respect thereto in accordance with GAAP or (ii) the nonpayment of which would not have a material adverse effect on the financial condition or results of operations of Holdings and its Subsidiaries taken as a whole or of the Borrower and its Subsidiaries taken as a whole.

                    7.05 CONSOLIDATED CORPORATE FRANCHISES. Each Credit Party will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, authority and franchises, unless the failure to keep in full force and effect any such right, authority or franchise would not have a material adverse effect on the financial condition or results of operations of Holdings and its Subsidiaries taken as a whole or of the Borrower and its Subsidiaries taken as a whole.

                    7.06 COMPLIANCE WITH STATUTES, ETC. Each Credit Party will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) other than those the non-compliance with which would not have a material adverse effect on the financial condition or results of operations of Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

                    7.07 ERISA. (a) As soon as practicable and in any event within fifteen days after any Credit Party or any of its ERISA Affiliates knows or has reason to know of the occurrence of any (i) Termination Event in connection with any Pension Plan or Multiemployer Plan,
(ii) non-exempt "prohibited transaction" as described in Section 406 of ERISA or Section 4975 of the Code, (iii) accumulated funding deficiency or application to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code, (iv) institution pursuant to Section 515 of ERISA to collect a delinquent contribution, or (v) material liability by any Credit Party or any Subsidiary of any Credit Party pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) in addition to the liability existing on the Restatement Effective Date pursuant to any such welfare or pension plan or plans in connection with any Pension Plan or Multiemployer Plan or any trust created thereunder, if as a result of such event or transaction, considered together with other such events and transactions occurring within the prior two years, the Credit Parties and their ERISA Affiliates incur or could reasonably expect to incur liabilities from all such events and transactions in excess of $5,000,000, such Credit Party shall deliver to each of the Banks a certificate, signed by an Authorized Officer of such Credit Party, specifying the nature thereof, what action such Credit Party or such ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and any action taken or threatened by the Internal Revenue Service, Department of Labor, PBGC, Pension Plan or Multiemployer Plan, as applicable, to be taken with respect thereto (together with copies of all relevant notices or other communications received from such entity). For the purposes of this Section 7.07, a Credit Party shall be deemed to have knowledge of all facts known by the "plan administrator" (as defined in Section 3(16)(A) of ERISA) of any Pension Plan of which such Credit Party or any of its ERISA Affiliates is the "plan sponsor" (as defined in Section 3(16)(B) of ERISA).

                    (b) To the extent reasonably requested by any Bank, as soon as practicable and in any event within 30 days after the filing of a Form 5500 series annual report by a Credit Party or any of its ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan, such Credit Party shall furnish to such Bank a copy of such Form 5500 series annual report and the Schedule B (Actuarial Information) thereto (and shall make available for inspection by such Bank at reasonable times copies of the full annual report with respect to each Pension Plan).

                    7.08 GOOD REPAIR. Each Credit Party will, and will cause each of its Subsidiaries to, ensure that its properties and equipment used or useful in its business are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar businesses, except where the failure to keep such properties and equipment in good repair, working order and condition or to make such repairs, renewals, replacements, extensions, additions, betterments and improvements would not have a material adverse effect on the financial condition or results of operations of Holdings and its Subsidiaries taken as a whole or of the Borrower and its Subsidiaries taken as a whole.

                    7.09 END OF FISCAL YEARS; FISCAL QUARTERS. Holdings and the Borrower will, for financial reporting purposes, cause (i) each of its and each of its Subsidiaries' fiscal years to end on December 31 of each year and (ii) each of its and each of its Subsidiaries' fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

                    7.10 PERFORMANCE OF OBLIGATIONS. Each Credit Party will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as would not have a material adverse effect on the financial condition or results of operations of Holdings and its Subsidiaries taken as a whole or of the Borrower and its Subsidiaries taken as a whole.

                    7.11 AIR CARRIER. The Borrower will at all times be a Certificated Air Carrier.

                    SECTION 8. NEGATIVE COVENANTS. Each Credit Party hereby covenants and agrees (in each case solely to the extent that any covenant or agreement set forth in this Section 8 is expressly stated to be applicable to such Credit Party and its Subsidiaries) that on the Restatement Effective Date and thereafter, for so long as this Agreement is in effect and until the Commitments and each Letter of Credit have terminated and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

                    8.01 CHANGES IN BUSINESS. No Credit Party will make any material change in the lines of business in which it was engaged on the Restatement Effective Date.

                    8.02 CONSOLIDATION, MERGER, ETC. No Credit Party will wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, sell or otherwise dispose of all or substantially all of its property or assets or agree to do any of the foregoing at any future time, except that so long as no Default or Event of Default exists, or would result therefrom and PROVIDED that each Credit Party complies with
Section 8.03 in connection with such transaction to the extent such Section is applicable, any Credit Party may merge or consolidate with, or sell or otherwise dispose of all or substantially all of its assets to, any Person, PROVIDED that (i) in the case of any merger or consolidation, the surviving corporation shall be such Credit Party or (ii) the surviving corporation, if not such Credit Party (or the successor corporation, in the case of a sale or other disposition of all or substantially all of a Credit Party's assets),
(A) is a corporation organized and existing under the laws of the United States of America or any State thereof, (B) is a Citizen of the United States, (C) executes and delivers agreements assuming the obligations of such Credit Party under this Agreement and the other Credit Documents to which such Credit Party is a party, which assumption agreements and all related actions and documentation shall be in form and substance reasonably satisfactory to the Administrative Agent and (D) delivers to the Administrative Agent a certificate signed by an Authorized Officer of such Credit Party and an opinion of counsel to such Person satisfactory to the Administrative Agent, each stating that such transaction and such assumption agreement comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with.

                    8.03 SALE OF ASSETS. No Credit Party will, nor will any Credit Party permit any of its Subsidiaries to, sell, lease or otherwise dispose of any assets, except:

                    (a) Holdings or any of its Subsidiaries may, in the ordinary course of business and consistent with past practices, exchange, in any transaction or series of related transactions, on a like value basis, (i) its real property for real property owned by another Person, (ii) its airplane engines for airplane engines owned by another Person, and
               (iii) its airline routes, "airport gates" and/or "slots" for airline routes, "airport gates" and/or "slots" owned by another Person; PROVIDED, HOWEVER, that (x) in no event may Pool Assets be exchanged and (y) to the extent Holdings or any of its Subsidiaries receives any cash and/or cash equivalents from any such property exchange permitted pursuant to this clause (a), the amount of such cash and/or cash equivalents shall be applied in accordance with clause (f) of this Section 8.03;

                    (b) Holdings or any of its Subsidiaries may, in the ordinary course of business and consistent with past practices, sell spare parts (which in no event shall include aircraft or aircraft engines) and supplies (including, without limitation, fuel) so long as each such sale is for an amount at least equal to the fair market value thereof (as determined by the Borrower);

                    (c) "Parting out" of an aircraft engine shall be permitted by Holdings or any of its Subsidiaries in the ordinary course of business and consistent with past practices;

                    (d) Holdings or any of its Subsidiaries may, in a transaction, sell any of its aircraft (other than Pool Assets), which aircraft is then substantially contemporaneously leased back to the respective seller, PROVIDED that with respect to sale and leasebacks of aircraft owned on December 15, 1995, the stated expiration of the lease of such aircraft to Holdings or one of its Subsidiaries is after the Term Loan Maturity Date;

                    (e) Holdings or any of its Subsidiaries may sell airline tickets and related services in the ordinary course of business;

                    (f) Holdings or any of its Subsidiaries may sell, lease or otherwise dispose of any assets (other than Pool Assets), PROVIDED that to the extent the gross proceeds received from all such transactions occurring after December 15, 1995 (including cash or cash equivalent proceeds received pursuant to Section 8.03(a)) exceeds $500,000,000, an amount equal to 50% of the Net Sale Proceeds from all transactions which occur after such $500,000,000 threshold is exceeded (including 50% of the Net Sale Proceeds from that transaction in which such threshold is exceeded but only out of that portion of the gross proceeds which exceeds such $500,000,000 threshold) shall be applied to repay Loans and reduce Commitments in accordance with Sections 3.03(e) and 4.02(d);

                    (g) Holdings or any of its Subsidiaries may, in the ordinary course of business and consistent with industry practice, (i) trade the use of any "slot" (whether or not such "slot" is a Pool Asset) with another air carrier or (ii) lease or license any such "slot" to another air carrier, in each case on a temporary basis and PROVIDED that such transactions do not involve the transfer of title to such "slots";

                    (h) the Borrower may lease its Boeing 747 aircraft bearing Manufacturer's Serial No. 22245 pursuant to the Korean Lease; and

                    (i) any Credit Party may dispose of its equity interests in (x) GHI-CA Corporation, a Delaware corporation which owns all of the outstanding shares of capital stock of Grand Holding, Inc., a Nevada corporation, d/b/a Champion Air and/or (y) Express Air I owned by such Credit Party on the Restatement Effective Date.

                    8.04 LIENS. None of the Credit Parties will, or will permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to the Pool Assets or assign any right to receive income from the Pool Assets, or file or permit the filing with respect to the Pool Assets of any financing statement under the UCC or any similar notice of Lien under any similar recording or notice statute, except:

                    (a) inchoate Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established in accordance with GAAP;

                    (b) Liens (other than any Lien imposed by ERISA) in respect of the Pool Assets imposed by law which were incurred in the ordinary course of business and which have not arisen to secure Indebtedness for borrowed money, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens, and other similar Liens and governmental charges arising in the ordinary course of business, and which either (x) do not in the aggregate materially detract from the value of any Pool Asset or materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

                    (c) Liens (where there has been no execution or levy and no pledge or delivery of Pool Assets as security therefor) arising out of judgments or awards against the Borrower or any of its Subsidiaries with respect to which an appeal or proceeding for review is being prosecuted in good faith and which judgment or award shall be vacated, discharged, satisfied or stayed or bonded pending appeal within 60 days from the entry thereof;

                    (d) Liens in respect of any "slot", which is a Pool Asset, constituting (i) trades with another air carrier or
               (ii) leases or licenses to another air carrier, in each case made by Holdings or any of its Subsidiaries on a temporary basis, in the ordinary course of business and consistent with industry practice, and PROVIDED that such transactions do not involve the transfer of title to such "slots"; and

                    (e)  the Korean Lease.

                    8.05 DISTRIBUTIONS, ETC. None of the Credit Parties will, or will permit any of their respective Subsidiaries to, authorize, declare or pay any dividends or return any capital to, its stockholders, partners or members, or authorize or make any other distribution, payment or delivery of property or cash to its stockholders, partners or members as such or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock, any partnership interest or any limited liability company interest (or any warrants for or options or stock appreciation rights in respect of any of such shares, partnership interests or limited liability company interests), now or hereafter outstanding, or set aside any funds for any of the foregoing purposes, and none of the Credit Parties will permit any of their respective Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock, any partnership interest or any limited liability company interests of any Credit Party or any such Subsidiary, as the case may be (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock, partnership interests or limited liability company interests), now or hereafter outstanding (all of the foregoing "Distributions"), except that:

                    (a)  any Subsidiary of Holdings may make cash
               Distributions to Holdings or any Subsidiary of Holdings;

                    (b) so long as no Default or Event of Default exists or would result therefrom, Holdings or any of its Subsidiaries shall be permitted to declare, make and pay cash

               Distributions to its respective shareholders in an amount not to exceed the then Cumulative Net Income Amount less the sum of (i) the amount of all such Distributions declared, made or paid pursuant to this Section 8.05(b) prior to the date of determination and on or after January 1, 1995 (other than pursuant to Section 8.05(b)(ii)) plus (ii) the amount of all such Distributions made by Holdings pursuant to Section 8.05(g); PROVIDED, HOWEVER, that to the extent any non-Wholly-Owned Subsidiary of Holdings pays a cash Distribution to its shareholders, Holdings or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying the cash Distribution receives at least its proportionate share thereof (based upon its relative holdings of equity interest in the Subsidiary paying such cash Distribution and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary); it being understood that the amount of Distributions declared, made or paid to Holdings or any of its Subsidiaries shall not be counted for purposes of determining whether the amount of Distributions have exceeded the Cumulative Net Income Amount.;

                    (c) Holdings or any of its Subsidiaries may declare and make stock dividends on its capital stock with the same or a junior class of stock with respect to which such stock dividend is being paid;

                    (d) Holdings or any of its Subsidiaries may repurchase or redeem its capital stock solely through the issuance of additional shares of its capital stock which is of the same or a junior class of such capital stock being repurchased or redeemed;

                    (e) so long as no Default or Event of Default exists or would result therefrom, Holdings may declare, make and pay Distributions in connection with any redemption of its Series A Preferred Stock or Series B Preferred Stock;

                    (f) so long as no Default or Event of Default exists or would result therefrom, Holdings or any of its Subsidiaries or Affiliates may declare, make and pay Distributions consisting of dividends on preferred securities of any Subsidiary or Affiliate of Holdings issued in connection with the incurrence of Indebtedness permitted by Section 8.06(l); and

                    (g) so long as no Default or Event of Default exists or would result therefrom, on and after August 1, 1997, Holdings may redeem, retire, repurchase or otherwise acquire up to 27,000,000 shares of common stock of Holdings owned by KLM for an aggregate consideration not in excess of $1,300,000,000.

                    8.06 INDEBTEDNESS. None of the Credit Parties will, or will permit any of their respective Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                    (a)  Indebtedness incurred pursuant to this Agreement;

                    (b) Indebtedness existing on the Restatement Effective Date listed on Schedule V, including any refinancings or renewals thereof, but only to the extent that such refinancing or renewal does not increase the principal amount of such Indebtedness outstanding immediately prior to such refinancing or renewal;

                    (c) intercompany Indebtedness among Holdings and its Subsidiaries;

                    (d) additional unsecured Indebtedness of Holdings and its Subsidiaries, PROVIDED that to the extent the gross proceeds received from incurrences thereof after December 15, 1995 (other than any incurrence of any unsecured Indebtedness of Holdings and its Subsidiaries the proceeds of which Indebtedness is applied substantially contemporaneously to refinance the outstanding principal amount of, premium, if any, and accrued but unpaid interest on, any Indebtedness incurred pursuant to this clause (d) or clause (e) below so long as the principal amount of such Indebtedness being incurred does not exceed the principal amount of Indebtedness being refinanced immediately prior to such refinancing), plus the amount of gross proceeds received from incurrences of secured indebtedness pursuant to clause (e) below (such gross proceeds being determined in accordance with clause (e) below), exceed an amount equal to $600,000,000 (provided that for purposes of determining whether the $600,000,000 threshold has been exceeded Retired Unsecured Debt shall not be taken into account), an amount equal to 50% of the Net Debt Proceeds from all incurrences of unsecured Indebtedness after such threshold is exceeded (including 50% of the Net Debt Proceeds from the incurrence in which such threshold is exceeded but only out of that portion of such gross proceeds which exceeds such threshold at such time) shall be applied to repay Loans and reduce Commitments in accordance with Sections 3.03(e) and 4.02(c);

                    (e) additional secured Indebtedness of Holdings and its Subsidiaries, PROVIDED that to the extent the gross proceeds received from incurrences thereof after December 15, 1995 (other than any incurrence of any secured Indebtedness of Holdings and its Subsidiaries the proceeds of which Indebtedness is applied substantially contemporaneously to refinance the outstanding principal amount of, premium, if any, and accrued but unpaid interest on, any Indebtedness incurred pursuant to clause (d) above or this clause (e) so long as the principal amount of such Indebtedness being incurred does not exceed the principal amount of Indebtedness being refinanced immediately prior to such refinancing), plus the amount of gross proceeds received from incurrences of unsecured indebtedness pursuant to clause (d) above in excess of $300,000,000 (such gross proceeds being determined in accordance with clause (d) above), exceed an amount equal to $300,000,000 (provided that for purposes of determining whether the $300,000,000 threshold has been exceeded Retired Secured Debt shall not be taken into account), an amount equal to 50% of the Net Debt Proceeds from all incurrences of secured Indebtedness after such threshold is exceeded (including 50% of the Net Debt Proceeds from the incurrence in which such threshold is exceeded but only out of that portion of such gross proceeds which exceeds such threshold at such time) shall be applied to repay Loans and reduce Commitments in accordance with Sections 3.03(e) and 4.02(c);

                    (f) Indebtedness incurred in connection with the financing of the Narita Hotel Property and assets related to such hotel, PROVIDED that the Liens securing such Indebtedness do not encumber any Pool Asset (or part thereof) and the Indebtedness incurred in connection therewith does not exceed the appraised value of the Narita Hotel Property;

                    (g) secured Indebtedness incurred to finance the acquisition of hushkits heretofore or hereafter acquired by the Borrower or any of its Subsidiaries or to refinance indebtedness incurred to finance the acquisition of hushkits and any other secured Indebtedness incurred to finance (or to pre-fund the financing of) the purchase after December 15, 1995 of aircraft and other assets and any refinancing thereof, PROVIDED that the Liens securing such Indebtedness do not encumber any Pool Asset (or part thereof) and the Indebtedness incurred in connection therewith does not exceed the purchase price of the property being acquired or the principal amount of the Indebtedness being refinanced;

                    (h) Indebtedness of Holdings and its Subsidiaries of the type described in clause (v) of the definition of Indebtedness and in clause (iii) thereof to the extent relating to Indebtedness of the type described in clause (v) of the definition thereof;

                    (i) Indebtedness constituting Contingent Obligations of Holdings and its Subsidiaries with respect to corporations, partnerships or joint ventures formed with other airlines to conduct fueling, ticketing, terminal operations, aeronautical radio communications, tariff publishing, industry trade associations, local cartage and other similar airline activities consistent with the Borrower's past business practice, where the services provided are generally available to all or substantially all of the airlines utilizing the facility served;

                    (j) Indebtedness of Holdings and its Subsidiaries incurred under and in respect of credit enhancement letters of credit or other similar backstop liquidity facilities to the extent any such letter of credit or backstop liquidity facility, as the case may be, has not been drawn upon, which letters of credit and liquidity facilities provide credit support solely for the interest portion of Indebtedness incurred by Holdings and its Subsidiaries and otherwise permitted to be incurred pursuant to this Section 8.06;

                    (k) Indebtedness of Holdings and its Subsidiaries consisting of Non-Facility Standby Letters of Credit and reimbursement obligations with respect thereto, PROVIDED that the aggregate amount of such Indebtedness shall not exceed $35,000,000 at any one time;

                    (l) unsecured Indebtedness of Holdings and its Subsidiaries incurred directly or indirectly to finance any redemption pursuant to Section 8.05(e) and any refinancing thereof, PROVIDED that (i) any such refinancing occurs substantially contemporaneously with payment of the Indebtedness being refinanced (or, if not substantially contemporaneously with payment of the Indebtedness being refinanced, on or prior to December 31, 1997) and (ii) no such Indebtedness (other than a refinancing in accordance with clause (1)(i)) shall be incurred after December 31, 1997 to finance any portion of the redemption price paid in cash with respect to any such redemption; and

                    (m) additional secured Indebtedness (whether or not constituting purchase money Indebtedness) of Holdings and its Subsidiaries incurred to finance or secured by Boeing 757 aircraft N544US, N545US, N546US, N547US, N548US and N549US so long as the principal amount of such Indebtedness being incurred does not exceed the fair market value of such aircraft.

                    8.07 TRANSACTIONS WITH AFFILIATES. None of the Credit Parties will, or will permit any of their respective Subsidiaries to, enter into any transaction or series of related transactions with any Affiliate of any Credit Party or any of their respective Subsidiaries, other than on terms and conditions substantially as favorable to such Credit Party or such Subsidiary as would reasonably be obtained by such Credit Party or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, PROVIDED that the foregoing restrictions shall not apply to (a) customary fees paid to members of the Board of Directors of Holdings and its Subsidiaries, (b) Distributions permitted by
Section 8.05 and (c) Indebtedness permitted by Section 8.06(l).

                    8.08 LIMITATION ON POOL ASSETS. (a) The Borrower will not convey, sell, lease, transfer or otherwise dispose of (whether voluntarily or involuntarily (it being understood that loss of property due to theft, destruction, confiscation, prohibition on use or similar event shall constitute a disposal for purposes of this covenant)), or remove or substitute, any Pool Asset (or any engine included in the Pool Assets unless such engine is replaced by another working engine or engines) or take any action that could materially diminish the fair market value of the Pool Assets taken as a whole, or agree to do any of the foregoing at any future time, except that:

                    (i) so long as no Default or Event of Default exists, the Borrower may replace a Pool Asset with another asset of the Borrower (and Schedule VI shall be modified to reflect such replacement), PROVIDED that (A) such replacement shall be made on a dollar-for-dollar basis based upon (x) in the case of the asset being removed from the Pool Assets, the Appraised Value of such Pool Asset (as determined by the most recently delivered Appraisal with respect to such Pool Asset), and (y) in the case of the asset being added to the Pool Assets, the Appraised Value of such asset (as determined by an Appraisal performed at the time of such replacement), (B) after giving effect to such replacement, the Appraised Value of the Stage III Aircraft included in the Pool Assets which are from a manufacturer other than Boeing or Airbus shall not exceed 60% of the total Appraised Value of all Stage III Aircraft included in the Pool Assets as a whole, (C) prior to effecting the replacement, the Borrower shall have delivered a certificate of an Authorized Officer of the Borrower certifying compliance with this Section 8.08 and attaching to such certificate all Appraisals not previously delivered to the Banks and (D) the asset being added to the Pool Assets is of a like kind as the asset being removed; it being understood and agreed that (1) if the asset being removed is a Stage III Aircraft, then only Stage III Aircraft may be substituted therefor and (2) if the asset being removed is anything other than Stage III Aircraft, then only "slots", Eligible Gates, aircraft and/or any other assets that are reasonably satisfactory to the Agents may be substituted therefor;

                    (ii) so long as no Default or Event of Default exists, or would result therefrom, the Borrower may remove an asset from the Pool Assets (and Schedule VI shall be modified to reflect such removal), PROVIDED that (A) after giving effect to such removal, the Appraised Value of the remaining Pool Assets (as determined by an Appraisal of all Pool Assets performed at the time of such removal) shall satisfy the Coverage Tests, (B) after giving effect to such removal, the Appraised Value of Stage III Aircraft included in the Pool Assets which are from a manufacturer other than Boeing or Airbus shall not exceed 60% of the total Appraised Value of the Stage III Aircraft included in the Pool Assets as a whole and (C) prior to effecting the removal, the Borrower shall have delivered a certificate of an Authorized Officer of the Borrower certifying that, and providing calculations demonstrating that, after giving effect to such removal, the Appraised Value of the Pool Assets shall satisfy the Coverage Tests, and otherwise certifying compliance with this Section
               8.08 and attaching to such certificate Appraisals of all Pool Assets obtained in connection with such removal;

                    (iii) in the event (x) that an Appraisal furnished
               pursuant to Section 7.01(g) discloses that one or both of the Coverage Tests are not satisfied or (y) of an involuntary disposal of any Pool Asset (or any engine included in the Pool Assets unless such engine is replaced by another working engine or engines) (whether by loss of property due to theft, destruction, confiscation, prohibition or use, any similar event or otherwise), if at the time of such disposal one or both of the Coverage Tests are not then satisfied based upon the most recent Appraisals of the Pool Assets (other than the Pool Assets which are the subject of the involuntary disposition) furnished pursuant to Section 7.01(g), the Borrower shall within 30 days after the date of such Appraisal or involuntary disposal, as the case may be, designate additional assets as Pool Assets to the extent that, after giving effect to such designation, the Appraised Value of the Pool Assets, based on the most recently delivered Appraisals with respect to assets already constituting Pool Assets and based on an Appraisal performed at the time of such addition with respect to assets being added to Pool Assets, shall satisfy both Coverage Tests (and Schedule VI shall be modified to reflect such addition), PROVIDED that (A) after giving effect to such addition, the Appraised Value of Stage III Aircraft included in the Pool Assets which are from a manufacturer other than Boeing or Airbus shall not exceed 60% of the total Appraised Value of the Stage III Aircraft included in the Pool Assets as a whole, (B) at the time of such addition, the Banks shall have received a certificate of an Authorized Officer of the Borrower certifying that the conditions set forth in this Section 8.08 shall have been satisfied after giving effect to such addition and attaching thereto any Appraisals not previously delivered to the Banks and (C) the asset being added shall constitute an Eligible Gate, a "slot" or an aircraft or any other asset that is reasonably satisfactory to the Agents;

                    (iv) Holdings or any of its Subsidiaries may, in the ordinary course of business and consistent with industry practice, (i) trade the use of any "slot" that is a Pool Asset with another air carrier or (ii) lease or license any such "slot" to another air carrier, in each case on a temporary basis and PROVIDED that such transactions do not involve the transfer of title to such "slots;" and

                    (v) the Borrower may lease its Boeing 747 aircraft bearing Manufacturer's Serial No. 22245 pursuant to the Korean Lease.

                    (b) Except as set forth in Section 8.08(a)(iv), no Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of the Borrower to create, incur, assume or suffer to exist any Lien on any Pool Asset.

                    (c) The Pool Assets shall include, with respect to each airframe included therein, a sufficient number of appropriate aircraft engines to operate such airframe as an aircraft.

                    (d) After December 31, 1999, no aircraft other than Stage III Aircraft (or higher) shall be included in the Pool Assets.

                    8.09 CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED EBITDAR. Holdings will not permit the ratio of Consolidated Indebtedness as of the last day of any fiscal quarter to Consolidated EBITDAR for the period of four consecutive fiscal quarters ended on the last day of such fiscal quarter, to be greater than 6.0:1.0.

                    8.10 CONSOLIDATED EBITDAR TO CONSOLIDATED FIXED CHARGES. Holdings will not permit the ratio of Consolidated EBITDAR to Consolidated
Fixed Charges for any period of four consecutive fiscal quarters ended on the last day of any fiscal quarter, to be less than 1.5:1.0.

                    8.11 ERISA. None of the Credit Parties will, or will permit any of their respective Subsidiaries or its ERISA Affiliates to:

                    (i) engage in any transaction in connection with which Holdings or any of its ERISA Affiliates could be subject to either a tax imposed by Section 4975(a) of the Code or the corresponding civil penalty assessed pursuant to Section 502(i) of ERISA, which penalties and taxes for all such transactions could be in an aggregate amount in excess of $2,500,000;

                    (ii) permit to exist any accumulated funding deficiency, for which a waiver has not been obtained from the Internal Revenue Service, with respect to any Pension Plan in an aggregate amount greater than $5,000,000; or

                    (iii) permit to exist any failure to make contributions
               or any unfunded benefits liability which creates, or with the passage of time would create, a statutory lien or requirement to provide security under ERISA or the Code in favor of the PBGC or any Pension Plan, Multiemployer Plan or other entity in an aggregate amount in excess of $5,000,000.

          8.12 LAX TWO CORP. At any time when Holdings directly or indirectly owns more than 50% of the outstanding Voting Stock of LAX Two, Holdings will not permit LAX Two or any of its Subsidiaries to engage in any business other than the business engaged in by LAX Two and its Subsidiaries as of December 15, 1995 or to change LAX Two's status as a non-profit corporation to a for-profit corporation.

          SECTION 9. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each, an "Event of Default"):

          9.01 PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for five or more Business Days, in the payment when due of any Unpaid Drawings or interest on any Loan or Note, or any Fees or any other amounts owing hereunder or thereunder, PROVIDED that, in the case of this clause (ii), the Administrative Agent shall have informed the Borrower of the amount owing; or

          9.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made, and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or the Required Banks; or

          9.03 COVENANTS. Any Credit Party shall (i) default in any material respect in the due performance or observance by it of any term, covenant or agreement contained in Section 8.02, 8.03 or 8.05 or (ii) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.09 or 8.10 and such default shall continue unremedied for a period of 15 days after written notice to the Borrower by the Administrative Agent or the Required Banks or (iii) default in any material respect in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement (other than as described in Section 9.01, 9.03(i) or 9.03(ii)), and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or the Required Banks; or

          9.04 DEFAULT UNDER OTHER AGREEMENTS. (a) Any Credit Party or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Obligations) which default is in excess of $10,000,000 beyond the period of grace (not to exceed 10 days), if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) if such Indebtedness is in excess of $25,000,000 in the case of any one issue of Indebtedness or in excess of $50,000,000 in the case of all such Indebtedness when aggregated with all Lease claims described in clause (c)(ii) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due prior to its stated maturity; or (b) any Indebtedness (other than the Obligations), individually in excess of $25,000,000, or in the aggregate in excess of $50,000,000 (when aggregated with all Lease claims described in clause (c)(ii)), of any Credit Party or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or (c) any Credit Party or any of its Subsidiaries shall default in the observance or performance of any agreement or condition relating to any Lease if (i) the default is with respect to any payment in excess of $10,000,000 beyond the period of grace (not to exceed 10 days), if any, provided in the Lease or (ii) the effect of such default is to give the lessor pursuant to such Lease a claim against any Credit Party (after deducting from such claim the value of the property subject to such Lease) in excess of $25,000,000 in the case of any one Lease or in excess of $50,000,000 in the case of all Leases and all Indebtedness described in clause (a)(ii) or (b) of this Section 9.04; or

          9.05 BANKRUPTCY, ETC. The Borrower or any Guarantor (each a "Designated Party") shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against a Designated Party and the petition is not controverted within 10 days after service of notice of such case on such Designated Party, or is not dismissed within 60 days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of a Designated Party; or a Designated Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to a Designated Party; or there is commenced against a Designated Party any such proceeding which remains undismissed for a period of 60 days; or a Designated Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or a Designated Party suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or a Designated Party makes a general assignment for the benefit of creditors; or any corporate action is taken by a Designated Party for the purpose of effecting any of the foregoing; or

          9.06 ERISA. (i) Any "reportable event" as described in Section 4043 of ERISA or the regulations thereunder (excluding those events for which the requirement for notice has been waived by the PBGC), or any other event or condition, which the Required Banks determine constitutes reasonable grounds under Section 4042 of ERISA for the termination of any Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Pension Plan shall have occurred; or

           (ii) A trustee shall be appointed by a United States District Court to administer any Pension Plan; or

          (iii) The PBGC shall institute proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; or

           (iv) Holdings or any of its ERISA Affiliates shall become liable to the PBGC or any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Pension Plan; or

            (v) Holdings or any of its ERISA Affiliates shall become liable to any Multiemployer Plan under Section 4201 ET SEQ. of ERISA; or

           (vi) Any Pension Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code; or

          (vii) A contribution required to be made to a Pension Plan or a Multiemployer Plan has not been timely made; or

         (viii) Any Credit Party or any Subsidiary of Holdings or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 502(i), or 502(l) of ERISA or Section 4975 of the Code; or

           (ix) Any Credit Party or any Subsidiary of any Credit Party has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in
Section 3(2) of ERISA) other than Pension Plans; if as of the date thereof or any subsequent date, the sum of each Credit Party's and its ERISA Affiliates' various liabilities (such liabilities to include, without limitation, any liability to the PBGC or to any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Pension Plan, or to any Multiemployer Plan under
Section 4201 ET SEQ. of ERISA, and to be calculated after giving effect to the tax consequences thereof) as a result of such events listed in subclauses (i) through (ix) above exceeds $100,000,000; or

          9.07 JUDGMENTS. One or more judgments or decrees shall be entered against any Credit Party or any of its Subsidiaries involving a liability of $25,000,000 or more in the case of any one such judgment or decree or $50,000,000 or more in the aggregate for all such judgments and decrees (in each case to the extent not paid or fully covered by insurance provided by a carrier that has acknowledged coverage) and any such judgments or decrees shall not have been vacated, discharged, satisfied or stayed or bonded pending appeal within 60 days from the entry thereof; or

          9.08 GUARANTY. The Guaranty or any provision thereof shall cease to be in full force or effect, or either Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the Guaranty or either Guarantor shall default in any material respect in the due performance or observance of any term, covenant or agreement on its part
to be performed or observed pursuant to the Guaranty;   then, and in any such
event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Banks, by written notice to Holdings and the Borrower, take any or all of the following actions, without prejudice to the rights of any Agent or any Bank to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (PROVIDED that if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and
(ii) below shall occur automatically without the giving of any such notice):
(i) declare the Total Commitment terminated, whereupon the Commitments of each Bank shall forthwith terminate immediately and all Fees theretofore accrued shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; and (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 9.05 with respect to the Borrower, it will pay) to the Administrative Agent at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations for Drawings that may subsequently occur thereunder, equal to the aggregate Stated Amount of all Letters of Credit issued and then outstanding (after giving effect to any termination pursuant to clause (iii)).

          SECTION 10.  DEFINITIONS AND ACCOUNTING TERMS.

          10.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Absolute Rate" shall mean an interest rate (rounded to the nearest .0001) expressed as a decimal.

          "Absolute Rate Borrowing" shall mean a Competitive Bid Borrowing with respect to which the Borrower has requested that the Banks offer to make Competitive Bid Loans at Absolute Rates.

          "Adjusted Certificate of Deposit Rate" shall mean, on any day, the sum (rounded to the nearest 1/100 of 1%) of (1) the rate obtained by dividing
(x) the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitled "Select Interest Rates", published weekly on Form H.15 as of the date hereof, or if such publication or a substitute containing the foregoing rate information shall not be published by the Federal Reserve System for any week, the weekly average offering rate determined by the Administrative Agent on the basis of quotations for such certificates received by it from three certificate of deposit dealers in New York of recognized standing or, if such quotations are unavailable, then on the basis of other sources reasonably selected by the Administrative Agent, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D of the Board of Governors of the Federal Reserve System applicable on such day to a three-month certificate of deposit of a member bank of the Federal Reserve

System in excess of $100,000 (including, without limitation, any marginal, emergency, supplemental, special or other reserves), plus (2) the then daily net annual assessment rate (expressed as a percentage) as estimated by the Administrative Agent for determining the current annual assessment payable by the Administrative Agent to the Federal Deposit Insurance Corporation for insuring three-month certificates of deposit.

          "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; PROVIDED, HOWEVER, that for purposes of
Section 8.07, an Affiliate of Holdings shall, in any event, include any Person that directly or indirectly owns more than 5% of the Voting Stock of Holdings and any officer or director of Holdings or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Agents" shall mean each of the Compliance Agent, the Syndication Agent, the Documentation Agent, the Administrative Agent, National Westminster Bank plc and First Bank National Association.

          "Agreement" shall mean this Credit Agreement, as modified, supplemented or amended from time to time.

          "Applicable Eurodollar Margin" and "Applicable Commitment Fee Percentage" shall mean, as of any date of determination, the percentage set forth below under the appropriate heading corresponding to the senior unsecured debt rating of the Borrower (without any credit enhancements of any type and based upon an actual issuance of senior unsecured debt and not upon an "implied" rating; PROVIDED, HOWEVER, to the extent that the Borrower does not have any issuance of senior unsecured debt, then if there is an "implied" senior unsecured debt rating of the Borrower which is publicly published by the applicable Rating Agency then such "implied" rating shall be used for all purposes of the table set forth below until such time as the Borrower has an actual issuance of senior unsecured debt; PROVIDED FURTHER, that to the extent that the Borrower does not have any issuance of senior unsecured debt or such an "implied" senior unsecured debt rating then the Borrower may obtain a senior unsecured debt rating and such rating shall be used for all purposes of the table set forth below until such time as the Borrower has an actual issuance of senior unsecured debt or an "implied" senior unsecured debt rating as heretofore described), as rated by S&P (the "S&P Rating") and Moody's (the "Moody's Rating", each of the S&P Rating and the Moody's Rating referred to herein as a "Rating"):


---------------------------------------------------------------------------


                                                 APPLICABLE COMMITMENT FEE
                                                          PERCENTAGE

------------------------------------------------------------------------------------------
                     SENIOR UNSECURED
                    DEBT RATING OF THE       APPLICABLE       BASIC        SUPPLEMENTAL
                        BORROWER             EURODOLLAR      REVOLVING      REVOLVING
     LEVEL            (S&P/MOODY'S)            MARGIN         LOANS           LOANS
------------------------------------------------------------------------------------------

      1            A- or higher or A3 or       0.300%         0.1000%        0.1000%
                   higher
------------------------------------------------------------------------------------------
      2            BBB+   or   Baa1            0.375%         0.1250%        0.1250%
------------------------------------------------------------------------------------------
      3            BBB    or   Baa2            0.500%         0.1500%        0.1500%
------------------------------------------------------------------------------------------
      4            BBB-   or   Baa3            0.625%         0.1875%        0.1600%
------------------------------------------------------------------------------------------
      5            BB+    or   Ba1             0.750%         0.2000%        0.1700%
------------------------------------------------------------------------------------------
      6            BB     or   Ba2             1.000%         0.2250%        0.1875%
------------------------------------------------------------------------------------------
      7            BB-    or   Ba3             1.125%         0.3250%        0.2850%
------------------------------------------------------------------------------------------
      8            Lower than BB- or           1.500%         0.5000%        0.4600%
                   lower than Ba3
------------------------------------------------------------------------------------------

          The Administrative Agent shall determine the Applicable Eurodollar Margin and the Applicable Commitment Fee Percentages from time to time in accordance with the above table and notify the Borrower and the Banks of such determination from time to time. In the event the S&P Rating and the Moody's Rating correspond to different levels on the above table, the higher Rating shall be used to determine the Applicable Eurodollar Margin or Applicable Commitment Fee Percentages, as the case may be.

          In the event either Rating Agency ceases to rate the Borrower's senior unsecured debt for any reason, then the rating of NWA by such Rating Agency with respect to the senior unsecured debt of NWA (without any credit enhancement and based upon an actual issuance of senior unsecured debt and not upon an "implied" rating; PROVIDED, HOWEVER, to the extent that NWA does not have any issuance of senior unsecured debt, then if there is an "implied" senior unsecured debt rating of NWA which is publicly published by the applicable Rating Agency then such "implied" rating shall be used for all purposes of the table set forth above until such time as NWA has an actual issuance of senior unsecured debt, PROVIDED FURTHER, that to the extent NWA does not have any issuance of senior unsecured debt or such an "implied" senior unsecured debt rating then NWA may obtain a senior unsecured debt rating and such rating shall be used for all purposes of the table set forth above until such time as NWA has an actual issuance of senior unsecured debt or an "implied" senior unsecured debt rating as heretofore described) upgraded by one rating level shall be used as a substitute for the Rating of such Rating Agency for all purposes of the above table. In the event that either Rating Agency ceases to rate both the Borrower's senior unsecured debt and NWA's senior unsecured debt for any reason, then the Rating of the other Rating Agency of the senior unsecured debt of the Borrower (or, if applicable, the senior unsecured debt of NWA (upgraded as aforesaid)) shall be used for purposes of determining the Applicable Eurodollar Margin or the Applicable Commitment Fee Percentages, as the case may be. If both Rating Agencies cease to rate the senior unsecured debt of the Borrower and the senior unsecured debt of NWA for any reason, then the level 8 rating set forth above shall be applicable for purposes of determining the Applicable Eurodollar Margin or Applicable Commitment Fee Percentages, as the case may be.

          Any necessary adjustment in the Applicable Eurodollar Margin or either Applicable Commitment Fee Percentage, as the case may be, pursuant to the terms hereof shall become effective immediately upon any change in a Rating.

          "Appraisal" shall mean an appraisal, dated the date of delivery thereof to the Banks pursuant to the terms of this Agreement, by one or more independent appraisal firms satisfactory, at the time of such Appraisal, to the Borrower and the Compliance Agent setting forth the fair market value, as determined in accordance with the definition of "fair market value" promulgated by the International Society of Transport Aircraft Trading, as of the date of such appraisal of each Pool Asset or a proposed Pool Asset, as the case may be.

          "Appraised Value" shall mean as of any date of determination the aggregate fair market value as of such date of each Pool Asset or proposed Pool Asset, as the case may be, as provided in the most recently delivered Appraisal.

          "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement in the form of Exhibit H (appropriately completed).

          "Authorized Officer" of any Credit Party shall mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer.

          "Bank" shall have the meaning provided in the first paragraph of this Agreement.

          "Bankruptcy Code" shall have the meaning provided in Section 9.05.

          "Base Rate" at any time shall mean the higher of (i) 1/2 of 1% in excess of the Adjusted Certificate of Deposit Rate and (ii) the Prime Lending Rate.

          "Base Rate Loan" shall mean each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

          "Basic Revolving Loan" shall have the meaning provided in
Section 1.01(b).

          "Basic Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Basic Revolving Loan Commitment", as the same may be (x) increased pursuant to Section 1.01(c) or (y) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 9 or (z) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.13 or 12.04(b).

          "Bidder Bank" shall mean each Bank that has notified in writing (and has not withdrawn such notice) the Administrative Agent that it desires to participate generally in the bidding arrangements relating to Competitive Bid Borrowings.

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrowing" shall mean (i) the borrowing of one Type of Loan of a single Tranche from all the Banks having Commitments of the respective Tranche on a given date (or resulting from a conversion or conversions on such date or resulting from a selection of an Interest Period or Interest Periods on such date) having in the case of Eurodollar Loans the same Interest Period, PROVIDED that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans, (ii) the borrowing of Loans from Bidder Banks on a given date pursuant to one Competitive Bid Borrowing or
(iii) the conversion of Supplemental Revolving Loans to Supplemental Term Loans on a given date.

          "BRL Commitment Fee" shall have the meaning provided in Section 3.01(a)(i).

          "BRL Competitive Bid Loan" shall mean a Competitive Bid Loan which is designated as such by the Borrower in the Notice of Competitive Bid Borrowing related thereto.

          "BRL Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Basic Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Basic Revolving Loan Commitment at such time, PROVIDED that if the BRL Percentage of any Bank is to be determined after the Total Basic Revolving Loan Commitment has been terminated, then the BRL Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in Minneapolis, Minnesota or New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the interbank Eurodollar market.

          "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with GAAP.

          "Certificated Air Carrier" shall mean a Citizen of the United States holding a carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

          "Citizen of the United States" shall have the meaning provided in
Section 40102(a)(15) of Title 49 of the United States Code.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

          "Commitment" shall mean any of the commitments of any Bank, I.E., whether a Term Loan Commitment, Basic Revolving Loan Commitment or Supplemental Revolving Loan Commitment.

          "Commitment Fee" shall have the meaning provided in Section
3.01(a)(ii).

          "Commitment Increase" shall have the meaning provided in Section 1.01(c).

          "Commitment Increase Amount" shall have the meaning provided in
Section 1.01(c).

          "Competitive Bid Borrowing" shall mean a Borrowing of Competitive Bid Loans pursuant to Section 1.03A.

          "Competitive Bid Loan" shall have the meaning provided in Section 1.01(d).

          "Compliance Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Consolidated EBITDAR" shall mean, for any period, the consolidated operating income of Holdings and its Subsidiaries for such period plus (i) consolidated aircraft operating rental expenses of Holdings and its Subsidiaries for such period plus (ii) amortization, depreciation and non-cash stock compensation expense (to the extent in excess of a $28 per share (adjusted for any stock split or similar transaction) price with respect to such non-cash stock compensation expense) that were deducted in arriving at the amount of such consolidated operating income for such period plus (iii) interest income of Holdings and its Subsidiaries during such period, all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Fixed Charges" shall mean, for any period, the total consolidated interest expense of Holdings and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof, but excluding all interest expense in connection with any Distribution permitted by
Section 8.05(f) and all interest expense in connection with Indebtedness permitted by Section 8.06(l) except any such Indebtedness incurred by the Borrower or any of its Subsidiaries which is not subordinated to the Obligations) plus, without duplication, that portion of Capitalized Lease Obligations of Holdings and its Subsidiaries representing the interest factor for such period, plus the total consolidated aircraft operating rental expenses of Holdings and its Subsidiaries for such period.

          "Consolidated Indebtedness" shall mean, at any time, the sum of (i) the aggregate outstanding principal amount of all Indebtedness (including, without limitation, the current portion thereof, but excluding (1) all Indebtedness of the type set forth in clause (v) of the definition of Indebtedness, (2) all Indebtedness of the type set forth in clause (iii) of the definition of Indebtedness to the extent relating to Indebtedness of the type described in clause

(v) of the definition thereof, (3) all Identified Indebtedness, and (4) all Indebtedness permitted by Section 8.06(l) except any such Indebtedness incurred by the Borrower or any of its Subsidiaries which is not subordinated to the Obligations) and the principal component of Capitalized Lease Obligations of Holdings and its Subsidiaries plus (ii) the capitalized aircraft operating lease obligations of Holdings and its Subsidiaries (calculated at any time of determination as the product of (x) seven and (y) the aircraft operating rental expense of Holdings and its Subsidiaries for the four fiscal quarters immediately preceding the date of determination).

          "Consolidated Net Income" shall mean, for any period, net after tax income of Holdings and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

          "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (other than Holdings or any of its Subsidiaries) (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Continuing Bank" shall mean each Existing Bank with a Commitment under this Agreement (immediately upon giving effect to the Restatement Effective Date).

          "Conversion Date" shall have the meaning provided in Section 1.14.

          "Coverage Tests" shall have the meaning provided in Section 5A.11(b).

          "Credit Documents" shall mean this Agreement (including the Guaranty herein) and the Notes.

          "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

          "Credit Party" shall mean Holdings, NWA and the Borrower.

          "Cumulative Net Income Amount" shall mean on any date of determination, an amount equal to 50% of Consolidated Net Income (determined on a cumulative basis) for the period commencing on January 1, 1995 and ending on the date of determination.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Designated Party" shall have the meaning provided in Section 9.05.

          "Distribution" shall have the meaning provided in Section 8.05.

          "Documentation Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Documentation Agent's Office" shall mean the office of the Documentation Agent located at 399 Park Avenue, New York, New York 10043,
Attention: Global Aviation Risk Manager, or such other office as the Documentation Agent may hereafter designate in writing as such to the other parties hereto.

          "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

          "Drawing" shall have the meaning provided in Section 2.04(b).

          "Eligible Gate" shall mean any airport gate of the Borrower upon which at the time of becoming a Pool Asset, the Banks could receive a first priority perfected security interest therein without the consent of any third Person (other than a consent which has been obtained on or prior to the time such airport gate becomes a Pool Asset).

          "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act) other than an airline, a commercial air carrier, an air freight forwarder, an entity engaged in the business of parcel transport by air or other similar Person or a corporation or other entity controlling, controlled by or under common control with such an airline, commercial air carrier, air freight forwarder, entity engaged in the business of parcel transport by air or other similar Person.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or any of its Subsidiaries would be deemed to be a "single employer" within the meaning of Section 414(b), (c),
(m) or (o) of the Code.

          "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

          "Eurodollar Rate" shall mean, at the option of the Borrower, (a) (i) the rate determined by the Administrative Agent to be the arithmetic average of the offered quotation to first-class banks in the interbank Eurodollar market by each Reference Bank for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of such Reference Bank with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded off to the nearest 1/16 of 1%) by
(ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System (or any successor category of liabilities under Regulation D), PROVIDED that if one or more of the Reference Banks fails to provide the Administrative Agent with its aforesaid rate, then the Eurodollar Rate shall be determined based on the rate or rates provided to the Administrative Agent by the other Reference Bank or Banks, or (b) the arithmetic average of the offered rates for deposits in Dollars for the applicable Interest Period (or the period closest to such applicable Interest Period) which appear on the Reuters Screen LIBO Page as of 10:00 A.M. (New York time)) on the date which is two Business Days prior to the commencement of such Interest Period.

          "Event of Default" shall have the meaning provided in Section 9.

           "Existing Banks" shall mean each Person that was a "Bank" under, and as defined in, the Existing Credit Agreement.

           "Existing Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

           "Existing Letter of Credit" shall have the meaning provided in
Section 2.01(a).

           "Existing Loans" shall mean, collectively, the Existing Term Loans and Existing Revolving Loans.

           "Existing Revolving Loan Commitment" shall mean a or any "Revolving Loan Commitment" under, and as defined in, the Existing Credit Agreement.

           "Existing Revolving Loans" shall mean the "Revolving Loans" under, and as defined in, the Existing Credit Agreement.

           "Existing Term Loans" shall mean the "Term Loans" under, and as defined in, the Existing Credit Agreement.

                    "Express Air I" shall mean Express Airlines I, Inc., a Georgia corporation, and Phoenix Airline Services, Inc., a Georgia corporation.

                    "Extending Bank" shall have the meaning provided in
Section 1.14.

                    "Facing Fee" shall have the meaning provided in Section 3.01(c).

                    "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                    "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                    "Financial Outlook"  shall have the meaning provided in
Section 6.05(b).

                    "First Response Date" shall have the meaning provided in
Section 1.14.

                    "GAAP" shall have the meaning provided in Section
12.07(a).

                    "Guarantor" shall mean each of Holdings and NWA.

                    "Guaranty" shall mean the guaranty of Holdings and NWA pursuant to Section 13.

                    "Hedging Obligations" shall mean, as to any Person, all obligations and liabilities of such Person under any Interest Rate Protection Agreement, which are payable upon the termination of such agreement.

                    "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

                    "Identified Indebtedness" shall mean and include (i) Contingent Obligations incurred pursuant to Section 8.06(i), (ii) Contingent Obligations of Holdings in respect of the Wayne County Special Facilities Revenue Bonds; PROVIDED that the maximum aggregate liability of Holdings and its Subsidiaries in respect of all such Contingent Obligations shall not exceed $86,000,000 plus interest thereon, (iii) Contingent Obligations of NATC for the benefit of a third party in respect of its space lease in Grand Forks, North Dakota, PROVIDED that the maximum aggregate liability of NATC in respect of all such Contingent Obligations shall not exceed $2,500,000, (iv) Indebtedness of the type described in clause (iii) of the definition thereof in connection with the Borrower's pledge of its receivables generated through the Scheduled Airline Traffic Office to secure Indebtedness incurred by the Scheduled Airline Traffic Office, the proceeds of which are advanced to the Borrower on a non-recourse basis (other than such pledged receivables) and (v) Indebtedness incurred pursuant to Section 8.06(j) but only to the extent that such credit enhancement letters of credit or backstop liquidity facilities referred to therein are not drawn upon.

                    "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services but excluding trade accounts payable and accrued expenses incurred in the ordinary course of business, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit,
(iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v),
(vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (to the extent of the value of the respective property), (iv) Capitalized Lease Obligations, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, I.E., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all Hedging Obligations under any Interest Rate Protection Agreement; PROVIDED, HOWEVER, that neither (a) the Japanese Land Financing Obligations nor (b) any obligations of Holdings to repurchase shares of its common stock owned by KLM to the extent such repurchase would be permitted in accordance with Section 8.05(g) shall constitute Indebtedness.

                    "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                    "Interest Period" shall have the meaning provided in
Section 1.09.

                    "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                    "Issuing Bank" shall mean the Administrative Agent and/or any Bank which at the request of the Borrower and with the consent of the Administrative Agent agrees, in such Bank's sole discretion, to become an Issuing Bank for the purposes of issuing Letters of Credit pursuant to
Section 2.

                    "Japanese Land Financing Obligations" shall mean all obligations of the Borrower under that certain Second Amended and Restated Loan Agreement, dated as of September 30, 1995, between the Borrower and Konan City Planning Co., Ltd., but only to the extent that such obligations are non-recourse with respect to all Credit Parties and their Subsidiaries and are secured solely by the following real property: (i) the Azabu property, (ii) the Kamiya-cho property and (iii) the Sarugaku-cho property.

                    "KLM" shall mean Koninklijke Luchtvaart Maatschappij N.V., a Netherlands corporation.

                    "Korean Lease" shall mean that certain Aircraft Lease Agreement, dated July 8, 1994, between Singapore Airlines Limited, as lessor, and Korean Air Lines Co., Ltd, as lessee, as modified pursuant to that certain Aircraft Lease Novation Agreement among Singapore Airlines Limited, the Borrower and Korean Air Lines Co., Ltd.

                    "Last Response Date" shall have the meaning provided in
Section 1.14.

                    "LAX Two" shall mean LAX TWO CORP., a non-profit California mutual benefit corporation.

                    "L/C Supportable Obligations" shall mean and include obligations of Holdings or any of its Subsidiaries incurred in the ordinary course of business and such other obligations of Holdings or any of its Subsidiaries as are reasonably acceptable to the respective Issuing Bank and otherwise permitted to exist pursuant to the terms of this Agreement.

                    "Lease" shall mean any operating lease entered into by any Credit Party or any of its Subsidiaries as lessee thereunder.

                    "Letter of Credit" shall have the meaning provided in
Section 2.01(a).

                    "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

                    "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of all Unpaid Drawings.

                    "Letter of Credit Request" shall have the meaning provided in Section 2.02.

                    "Lien" shall mean any mortgage, pledge, hypothecation, assignment, security deposit arrangement, encumbrance, lien (statutory or other) or other security agreement or lien of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any capital lease having substantially the same economic effect as any of the foregoing).

                    "Loan" shall mean each Term Loan, each Basic Revolving Loan, each Supplemental Revolving Loan, each Supplemental Term Loan and each Competitive Bid Loan.

                    "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

                    "Maturity Date" with respect to any Tranche shall mean either the Term Loan Maturity Date (in the case of Term Loans), the Revolving Loan Maturity Date (in the case of Basic Revolving Loans), the SRL Commitment Expiration Date (in the case of Supplemental Revolving Loans) or the Supplemental Term Loan Maturity Date (in the case of Supplemental Term Loans).

                    "Moody's" shall mean Moody's Investors Service, Inc., or any successor corporation thereto.

                    "Moody's Rating" shall have the meaning provided in the definition of "Applicable Eurodollar Margin".

                    "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA with respect to which the Borrower or any of its ERISA Affiliates is an "employer" as defined in Section 3(5) of ERISA.

                    "Narita Hotel Property" shall mean the Narita
International Hotel and the "Flight Kitchen" located on the property on which such hotel is located.

                    "NATC" shall mean Northwest Aerospace Training Corporation, a Delaware corporation.

                    "Net Debt Proceeds" shall mean for any incurrence of Indebtedness, the gross proceeds of such incurrence, net of (i) underwriting discounts and commissions and other fees and costs associated therewith, (ii) any taxes (including income taxes) currently paid or payable in the year of incurrence or the following year as a result of such incurrence and (iii) in the case of the incurrence of any such Indebtedness in connection with the substantially contemporaneous refinancing of other Indebtedness, the aggregate amount of the outstanding principal amount of, premium, if any, and accrued but unpaid interest on, such other Indebtedness being refinanced with the proceeds of such Indebtedness.

                    "Net Sale Proceeds" shall mean for any sale, lease, transfer or other disposition of assets, the face amount of any promissory note, receivable or other deferred payment and the gross cash proceeds plus the fair market value of any other property received by Holdings or any of its Subsidiaries from such sale, lease, transfer or other disposition, net of reasonable transaction costs, the payment of the outstanding principal amount of, premium, if any, and interest on any Indebtedness (other than the Obligations) securing the assets being sold and required to be repaid as a result thereof and the estimated marginal increase in income taxes which will be payable by the Holdings' consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale.

                    "New Banks" shall mean each of the Persons listed on
Schedule I which is designated as a New Bank.

                    "Non-Continuing Bank" shall have the meaning provided in
Section 12.18.

                    "Non-Extending Banks" shall have the meaning provided in
Section 1.14.

                    "Non-Facility Standby Letters of Credit" shall mean each standby letter of credit (other than Letters of Credit) issued for the account of any Credit Party or any of its respective Subsidiaries in the ordinary course of business.

                    "Non-Prepayment Competitive Bid Offer" shall have the meaning provided in Section 1.03A(c)(ii).

                    "Note" shall mean each Term Note, each Revolving Note, each Supplemental Revolving Note and each Supplemental Term Note.

                    "Notice of Borrowing" shall have the meaning provided in
Section 1.03(a).

                    "Notice of Commitment Increase" shall have the meaning provided in Section 1.01(c).

                    "Notice of Competitive Bid Borrowing" shall have the meaning provided in Section 1.03A(a).

                    "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                    "Notice Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006,
Attention: Deal Administrator, Facsimile: (212) 250-7351 or (212) 250-6029, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                    "NWA" shall have the meaning provided in the first paragraph of this Agreement.

                    "Obligations" shall mean all amounts owing to any Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                    "Participant" shall have the meaning provided in Section 2.03(a).

                    "Payment Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006,
Attention: Deal Administrator, Facsimile: (212) 250-7351 or (212) 250-6029, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                    "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                    "Pension Plan" means any plan (other than a Multiemployer
Plan) described in Section 4021(a) of ERISA, and not excluded pursuant to
Section 4021(b) of ERISA, with respect to which any Credit Party or any of its ERISA Affiliates is a "contributing sponsor" as defined in Section 4001(a)(13) of ERISA and each such plan for the five year period immediately following the last date on which the Borrower or any of its ERISA Affiliates contributed or had an obligation to contribute to such plan.

                    "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                    "Pool Assets" shall mean assets of the Borrower listed on
Schedule VI (which Schedule shall be prepared by the Borrower and be reasonably satisfactory to the Compliance Agent), to the extent modified pursuant to Section 8.08, and together with all the engines necessary to comply with Section 8.08(c).

                    "Prepayment Competitive Bid Offer" shall have the meaning set forth in Section 1.03A(c)(ii).

                    "Prime Lending Rate" shall mean the rate which the Administrative Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                    "Quarterly Payment Date" shall mean the fifteenth day of each March, June, September and December occurring after the Restatement Effective Date.

                    "Rating" shall have the meaning provided in the definition of "Applicable Eurodollar Margin".

                    "Rating Agency" shall mean each of S&P and Moody's.

                    "Reference Banks" shall mean three Banks that are Agents (or The Chase Manhattan Bank) and are acceptable to the Borrower, PROVIDED that one such Bank shall be the Administrative Agent.

                    "Register" shall have the meaning set forth in Section
12.17.

                    "Replaced Bank" shall have the meaning provided in
Section 1.13.

                    "Replacement Bank" shall have the meaning provided in
Section 1.13.

                    "Reply Date" shall have the meaning provided in Section 1.03A(b).

                    "Required Banks" shall mean Banks, the sum of whose outstanding Term Loans, Basic Revolving Loan Commitments (or after the termination thereof, outstanding Basic Revolving Loans, BRL Competitive Bid Loans and BRL Percentage of Letter of Credit Outstandings), Supplemental Revolving Loan Commitments (or after the termination thereof, outstanding Supplemental Revolving Loans and SRL Competitive Bid Loans) and outstanding Supplemental Term Loans represent an amount greater than 50% of the sum of all outstanding Term Loans, the Total Basic Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding
Basic Revolving Loans, BRL Competitive Bid Loans and Letter of Credit Outstandings at such time), the Total Supplemental Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding

Supplemental Revolving Loans and SRL Competitive Bid Loans) and all outstanding Supplemental Term Loans.

                    "Restatement Effective Date" shall have the meaning provided in Section 12.10.

                    "Retired Secured Debt" shall mean (i) all secured letters of credit issued for the account of Holdings or any of its Subsidiaries to the extent same have been returned undrawn to the respective issuers of such letters of credit or to the extent of any permanent reduction of the same without any drawing thereunder, (ii) all secured Contingent Obligations of Holdings or any of its Subsidiaries to the extent that such Contingent Obligations have been terminated without any Credit Party or any of its respective Subsidiaries making any payment in respect thereof, (iii) all secured Hedging Obligations of Holdings or any of its Subsidiaries to the extent that such Hedging Obligations have been terminated without any Credit Party or any of its respective Subsidiaries making any payment in respect thereof and (iv) all Indebtedness of the type described in clause (iii) of the definition of Indebtedness of Holdings or any of its Subsidiaries to the extent that such Indebtedness has been permanently extinguished and the Lien securing such Indebtedness on the property of the respective Credit Party or any of its Subsidiaries has been unconditionally released.

                    "Retired Unsecured Debt" shall mean (i) all unsecured letters of credit issued for the account of Holdings or any of its Subsidiaries to the extent same have been returned undrawn to the respective issuers of such letters of credit or to the extent of any permanent reduction of the same without any drawing thereunder, (ii) all unsecured Contingent Obligations of Holdings or any of its Subsidiaries to the extent that such Contingent Obligations have been terminated without any Credit Party or any of its respective Subsidiaries making any payment in respect thereof and
(iii) all unsecured Hedging Obligations of Holdings or any of its Subsidiaries to the extent that such Hedging Obligations have been terminated without any Credit Party or any of its respective Subsidiaries making any payment in respect thereof.

                    "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other pages as may replace the LIBO page on the service for the purpose of displaying London interbank offered rates of major banks).

                    "Revolving Loan Maturity Date" shall mean December 15,
2002.

                    "Revolving Note" shall have the meaning provided in
Section 1.05(a).

                    "S&P" shall mean Standard & Poor's Ratings Services or any successor corporation thereto.

                    "S&P Rating" shall have the meaning provided in the definition of "Applicable Eurodollar Margin".

                    "Scheduled Repayments" shall have the meaning provided in
Section 4.02(b).

                    "SEC" shall have the meaning provided in Section 7.01(h).

                    "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b).

                    "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                    "Spread" shall mean a percentage per annum in excess of, or less than, the Eurodollar Rate determined in accordance with clause (b) of the definition thereof.

                    "Spread Borrowing" shall mean a Competitive Bid Borrowing with respect to which the Borrower has requested the Banks to make Competitive Bid Loans at a Spread.

                    "SRL Commitment Expiration Date" shall mean December 21, 1998, as such date may be extended pursuant to Section 1.14.

                    "SRL Commitment Fee" shall have the meaning provided in
Section 3.01(a)(ii).

                    "SRL Competitive Bid Loan" shall mean a Competitive Bid Loan which is designated as such by the Borrower in the Notice of Competitive Bid Borrowing related thereto.

                    "SRL Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Supplemental Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Supplemental Revolving Loan Commitment at such time, PROVIDED that if the SRL Percentage of any Bank is to be determined after the Total Supplemental Revolving Loan Commitment has been terminated, then the SRL Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                    "Stage III Aircraft" shall mean aircraft owned by the Borrower certified as Stage III aircraft, as set forth in Federal Aviation Regulation 36.1(f)(6), 14 C.F.R. Section 36.1(f)(6) or any successor regulation, as amended, and, until December 31, 1999, Stage II aircraft owned by the Borrower which can be certified as Stage III aircraft pursuant to such regulation, with only a paper change.

                    "Stated Amount" of any letter of credit, including, without limitation, each Letter of Credit, shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

                    "STL Facility Percentage" shall mean a fraction (expressed as a percentage) the numerator of which is the STL Facility Percentage Amount at such time and the denominator of which is the sum of (x) the STL Facility Percentage Amount at such time plus (y) the TL Facility Percentage Amount at such time.

                    "STL Facility Percentage Amount" shall mean, at any time, the aggregate principal amount of all outstanding Supplemental Term Loans at such time.

                    "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time; PROVIDED HOWEVER that notwithstanding anything to the contrary, LAX Two and its Subsidiaries shall be deemed not to be Subsidiaries of Holdings or any of its Subsidiaries for all purposes of this Agreement (including, without limitation, the calculation of the financial covenants and the definitions relating thereto) and the other Credit Documents.

                    "Super-Majority Banks" shall mean Banks, the sum of whose outstanding Term Loans, Basic Revolving Loan Commitments (or after the termination thereof, outstanding Basic Revolving Loans, BRL Competitive Bid Loans and BRL Percentage of Letter of Credit Outstandings), Supplemental Revolving Loan Commitments (or after the termination thereof, outstanding Supplemental Revolving Loans and SRL Competitive Bid Loans) and Supplemental Term Loans represent an amount greater than or equal to 80% of the sum of all outstanding Term Loans, the Total Basic Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Basic Revolving Loans, BRL Competitive Bid Loans and Letter of Credit Outstandings at such time), the Total Supplemental Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Supplemental Revolving Loans and SRL Competitive Bid Loans) and all outstanding Supplemental Term Loans.

                    "Supplemental Revolving Loan" shall have the meaning provided in Section 1.01(e).

                    "Supplemental Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Supplemental Revolving Loan Commitment", as the same may be (x) reduced from time to time pursuant to Sections 1.14, 3.02, 3.03 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.13 or 12.04(b).

                    "Supplemental Revolving Note" shall have the meaning provided in Section 1.05(a).

                    "Supplemental Term Loan" shall have the meaning provided in Section 1.01(f).

                    "Supplemental Term Loan Maturity Date" shall mean December 15, 2002.

                    "Supplemental Term Note" shall have the meaning provided in Section 1.05(a).

                    "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement.

                    "Taxes" shall have the meaning provided in Section
4.04(a).

                    "Term Loan" shall have the meaning provided in Section 1.01(a).

                    "Term Loan Commitment" shall mean for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Term Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.03 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to
Section 12.04(b).

                    "Term Loan Maturity Date" shall mean December 15, 2002.

                    "Term Note" shall have the meaning provided in Section 1.05(a).

                    "Termination Event" means (i) a "reportable event" described in Section 4043 of ERISA or in the regulations thereunder (excluding events for which the requirement for notice of such reportable event has been waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation Section 2615), or (ii) the withdrawal of any Credit Party or any of its ERISA Affiliates from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or
(iii) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC, or (v) any other event or condition which might constitute reasonable grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (vi) the complete or partial withdrawal (within the meaning of Sections 4203 and 4205, respectively, of ERISA) of any Credit Party or any of its ERISA Affiliates from a Multiemployer Plan, or (vii) the insolvency or reorganization (within the meaning of Section 4245 and 4241, respectively, of ERISA) of any Multiemployer Plan.

                    "TL Facility Percentage" shall mean a fraction (expressed as a percentage) the numerator of which is the TL Facility Percentage Amount at such time and the denominator of which is the sum of (x) the TL Facility Percentage Amount at such time plus (y) the STL Facility Percentage Amount at such time.

                    "TL Facility Percentage Amount" shall mean, at any time, the aggregate principal amount of all outstanding Term Loans at such time.

                    "Total Basic Revolving Loan Commitment" shall mean, at any time, the sum of the Basic Revolving Loan Commitments of each of the Banks.

                    "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

                    "Total Supplemental Revolving Loan Commitment" shall mean, at any time, the sum of the Supplemental Revolving Loan Commitments of each of the Banks.

                    "Total Term Loan Commitment" shall mean, at any time, the sum of the Term Loan Commitments of each of the Banks.

                    "Total Unutilized Basic Revolving Loan Commitment" shall mean, at any time, the sum of the Unutilized Basic Revolving Loan Commitments of each of the Banks.

                    "Total Unutilized Supplemental Revolving Loan Commitment" shall mean, at any time, the sum of the Unutilized Supplemental Revolving Loan Commitments of each of the Banks.

                    "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being three separate Tranches, I.E., Term Loans, Basic Revolving Loans and Supplemental Revolving Loans, PROVIDED, HOWEVER, in the event any Supplemental Revolving Loans are converted into Supplemental Term Loans pursuant to Section 1.01(f), from and after the Conversion Date there shall be four (assuming the SRL Commitment Expiration Date is extended at such time) separate Tranches, I.E., Term Loans, Basic Revolving Loans, Supplemental Revolving Loans and Supplemental Term Loans.

                    "Transaction" shall mean (i) the amendment and restatement of the Existing Credit Agreement in the form of this Agreement as provided herein, (ii) the incurrence of Loans hereunder on the Restatement Effective Date, (iii) the conversion of Existing Loans on the Restatement Effective Date pursuant to Section 1.01(a) and (b) and (iv) the repayment of Existing Loans (together with interest and accrued Fees (under and as defined in the Existing Credit Agreement)) on the Restatement Effective Date pursuant to Section 12.18(c).

                    "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, I.E., whether a Base Rate Loan or a Eurodollar Loan.

                    "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                    "United States" and "U.S." shall each mean the United States of America.

                    "Unpaid Drawing" shall have the meaning provided in
Section 2.04(a).

                    "Unutilized Basic Revolving Loan Commitment" with respect to any Bank, at any time, shall mean such Bank's Basic Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of Basic Revolving Loans made by such Bank plus (ii) such Bank's BRL Percentage of all Letter of Credit Outstandings.

                    "Unutilized Supplemental Revolving Loan Commitment" with respect to any Bank, at any time, shall mean such Bank's Supplemental Revolving Loan Commitment at such time less the aggregate outstanding principal amount of Supplemental Revolving Loans made by such Bank.

                    "Voluntary Prepayment Right" shall have the meaning provided in Section 1.03A(a).

                    "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                    "Wholly-Owned Subsidiary" shall mean, as to any Person,
(i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                    SECTION 11.  THE AGENTS.

                    11.01 APPOINTMENT. The Banks hereby designate each Agent as agent to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, each Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of each Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

                    11.02 NATURE OF DUTIES. Each Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. None of the Agents nor any of their respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of each Agent shall be mechanical and administrative in nature; each Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                    11.03 LACK OF RELIANCE ON ANY AGENT. Independently and without reliance upon each Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Holding and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Holding and its Subsidiaries and, except as expressly provided in this Agreement, each Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. Each Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Holding and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Holding and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                    11.04 CERTAIN RIGHTS OF EACH AGENT. If any Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Banks; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, neither any Bank nor the holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

                    11.05 RELIANCE. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent.

                    11.06 INDEMNIFICATION. To the extent any Agent is not reimbursed and indemnified by the Borrower the Banks will reimburse and indemnify such Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; PROVIDED that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

                    11.07 EACH AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to make Loans under this Agreement, each Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

                    11.08 HOLDERS. Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with such Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                    11.09 RESIGNATION BY THE AGENTS. (a) Each Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                    (b) Upon any such notice of resignation, the Banks shall appoint a successor Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

                    (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, such resigning Agent, with the consent of the Borrower, shall then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Agent as provided above.

                    (d) If no successor Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by such Agent, such Agent's resignation shall become effective and the Required Banks shall thereafter perform all the duties of such Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Agent as provided above.

                    SECTION 12.  MISCELLANEOUS.

                    12.01  PAYMENT OF EXPENSES, ETC.  The Borrower shall:
(i) whether or not the transactions herein contemplated are consummated, pay all reasonable and adequately documented fees and other out-of-pocket costs and expenses (x) of each Agent (including, without limitation, the reasonable and adequately documented fees and disbursements of White & Case) arising in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents, the commitment letter, the term sheet and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto and of the Syndication Agent in connection with its syndication efforts with respect to this Agreement (but excluding attorneys' fees and disbursements) and (y) of each Agent and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable and adequately documented fees and disbursements of counsel for each Agent and for each of the Banks including any reasonable allocated costs of in-house counsel); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify each Agent, each Bank and each of their respective affiliates, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable and adequately documented attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document, the commitment letter, the term sheet or the actual or proposed use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, including, without limitation, the reasonable and adequately documented fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent arising or incurred by reason of (x) a violation of laws or governmental regulations pertaining to lending by the Person to be indemnified (or the Agent or Bank of which such Person is an officer, director, employee, representative or agent); PROVIDED, HOWEVER, that the Person to be indemnified shall, in all events, be entitled to the indemnities set forth in Sections 1.10, 1.11, 2.05 and 4.04 to the extent provided therein, or (y) the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless any Person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                    12.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of any Credit Party to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                    12.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to a Credit Party, at the address specified opposite its signature below; if to any Bank, at the address specified for such Bank on Schedule II hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when received.

                    12.04 BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED, HOWEVER, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks and, PROVIDED FURTHER, that, although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 12.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, PROVIDED FURTHER, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would
(i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that waivers or modifications of any conditions precedent, covenants, Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof) or (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

                    (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Basic Revolving Loan Commitment (and related outstanding Obligations hereunder), its Supplemental Revolving Loan Commitment (and related outstanding Obligations thereunder) and its outstanding Loans to its parent company and/or any affiliate of such Bank or to one or more Banks or (y) assign all, or if less than all, a portion equal to at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof, of such Basic Revolving Loan Commitments, Supplemental Revolving Loan Commitments and outstanding principal amount of Loans hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement; PROVIDED that, (i) at such time
Schedule I shall be deemed modified to reflect the Commitments (and/or outstanding Loans, as the case may be) of such new Bank and of the existing Banks, (ii) new Notes will be issued, at the Borrower's expense, to such new Bank and to the assigning Bank upon the request of such new Bank or assigning Bank, such new Notes to be in conformity with the requirements of Section
1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Loans), (iii) only with respect to any assignment pursuant to clause (y) of this Section 12.04(b), the consent of the Administrative Agent and the Borrower shall be required (which consents shall not be unreasonably withheld or delayed); PROVIDED, HOWEVER, the consent of the Borrower shall not be required at any time after an Event of Default shall have occurred and is then continuing, and (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500 and, PROVIDED FURTHER, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 12.17 hereof. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower and the Agent the appropriate Internal Revenue Service Forms (and, if applicable a
Section 4.04(b)(ii) Certificate) described in Section 4.04(b).

                    (c) Any Bank may at any time pledge or assign all or any portion of its rights under this Agreement or any other Credit Document to any Federal Reserve Bank without notice to or consent of any Credit Party.
No such pledge or assignment shall release the transferor Bank from its obligations hereunder.

                    12.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Agent or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and any Agent or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

                    12.06 PAYMENTS PRO RATA. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the

Banks (other than any Bank that has consented in writing to waive its PRO RATA share of any such payment) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                    (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Fees or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                    12.07 CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks); PROVIDED that, except as otherwise specifically provided herein, all computations determining compliance with Section 8 shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 6.05(a) (with the foregoing generally accepted accounting principles, subject to the preceding proviso, herein called "GAAP").

                    (b) All computations of interest with respect to Base Rate Loans shall be made on the basis of a year consisting of 365 (or, if applicable, 366) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. All other computations of interest and all computations of Commitment Fees and all other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Fees or other Fees are payable.

                    12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK OR OF THE

UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH CREDIT PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH CREDIT PARTY HEREBY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH CREDIT PARTY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT. EACH CREDIT PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY CREDIT PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT UNDER THIS AGREEMENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

                    (b) EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                    (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                    12.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and each Agent.

                    12.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "Restatement Effective Date") on which each Credit Party, each Agent, each of the Banks (including each Continuing Bank and each New Bank) and the Required Banks (determined immediately before the occurrence of the Restatement Effective Date) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written, telecopy or telex notice (actually received) at such office that the same has been signed and mailed to it and (ii) each of the conditions contained in Sections 5A, 5B and 12.10(b) is met.

                    (b) On the Restatement Effective Date, each New Bank and Continuing Bank shall have delivered to the Administrative Agent for the account of the Borrower an amount equal to (i) in the case of each New Bank, the Term Loans, Basic Revolving Loans and Supplemental Revolving Loans to be made by such New Bank on the Restatement Effective Date and (ii) in the case of each Continuing Bank, the amount by which the principal amount of Loans to be made and/or converted by such Continuing Bank on the Restatement Effective Date exceeds the amount of the Existing Loans of such Continuing Bank outstanding on the Restatement Effective Date. Notwithstanding anything to the contrary contained in this Section 12.10(b), in satisfying the foregoing condition, unless the Administrative Agent shall have been notified by any Bank prior to the occurrence of the Restatement Effective Date that such Bank does not intend to make available to the Administrative Agent such Bank's Term Loans, Basic Revolving Loans and Supplemental Revolving Loans required to be made by it on such date, then the Administrative Agent may, in reliance on such assumption, make available to the Borrower the corresponding amounts in accordance with the provisions of Section 1.04 of this Agreement, and the making available by the Administrative Agent of such amounts shall satisfy the condition contained in this Section 12.10(b).

                    12.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                    12.12  AMENDMENT OR WAIVER; ETC.   (a)  Neither this
Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Bank (with Obligations being directly affected thereby in the case of the following clause (i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or

Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) amend, modify or waive any provision of this Section 12.12, (iii) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Term Loans, Basic Revolving Loan Commitments and Supplemental Revolving Loan Commitments are included on the Restatement Effective Date), (iv) release a Guarantor from its Guaranty or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; PROVIDED FURTHER, that no such change, waiver, discharge or termination shall (w) be effective for purposes of determining whether the conditions to the obligations of the Banks with Supplemental Revolving Loan Commitments to make Supplemental Revolving Loans set forth in Section 5B.02 have been satisfied, without the consent of Banks, the sum of whose Supplemental Revolving Loan Commitments represent an amount greater than 50% of the Total Supplemental Revolving Loan Commitment, (x) increase the Commitments of any Bank over the amount thereof then in effect without the consent of such Bank except pursuant to Section 1.01(c) (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank), (y) without the consent of the Issuing Bank affected thereby, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to any Letter of Credit issued by such Issuing Bank and (z) without the consent of each Agent affected thereby, amend, modify or waive any provision of Section 11 as same applies to such Agent or any other provision as same relates to the rights or obligations of such Agent.

                    (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clause (a)(i) through (v), inclusive, of the first proviso to
Section 12.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right, so long as each non-consenting Bank whose individual consent is required is treated as described in either clause (A) or (B) below, to either (A) replace such non-consenting Bank with one or more Replacement Banks pursuant to Section
1.13 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination or (B) terminate all of such non-consenting Bank's Commitments and repay in full its outstanding Loans, in accordance with Sections 3.02(b) and/or 4.01(b), PROVIDED that, unless the Commitments terminated and Loans repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Banks or the increase of the Commitments and/or outstanding Loans of existing Banks (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause
(B) the Required Banks (determined both before and after giving effect to the proposed action) shall specifically consent thereto, PROVIDED FURTHER, that the Borrower shall not have the right to replace a Bank solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 12.12(a).

                    12.13 SURVIVAL. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.05, 4.04, 12.01 and
12.06 shall, subject to Section 12.15 (to the extent applicable), survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

                    12.14 DOMICILE OF LOANS. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective Bank prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes giving rise to such increased costs after the date of the respective transfer).

                    12.15 LIMITATION ON ADDITIONAL AMOUNTS, ETC. Notwithstanding anything to the contrary contained in Section 1.10, 1.11,
2.05 or 4.04 of this Agreement, unless a Bank gives notice to the Borrower that it is obligated to pay an amount under such Section within 180 days after the date the Bank incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital, then such Bank shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Bank giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be. This Section 12.15 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 and 4.04.

                    12.16 CONFIDENTIALITY. (a) Subject to the provisions of clause (b) of this Section 12.16, each Bank shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as such by any Credit Party in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably to any bona fide prospective transferee or participant in connection with the contemplated transfer of any Loan or Commitment or participation therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process or to such Bank's attorneys, affiliates or independent auditors; PROVIDED that, unless specifically prohibited by applicable law or court order, each Bank shall notify Holdings of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and PROVIDED FURTHER, that in no event shall any Bank be obligated or required to return any materials furnished by Holdings or any of its Subsidiaries, PROVIDED that in the case of disclosure to any prospective transferee or participant, such Person executes an agreement with such Bank containing provisions substantially the same as to those contained in this
Section 12.16.

                    (b) Each Credit Party hereby acknowledges and agrees that each Bank may share with any of its affiliates any information related to Holdings or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Holdings or any of its Subsidiaries), PROVIDED such Persons shall be subject to the provisions of this Section 12.16 to the same extent as such Bank.

                    12.17 REGISTRY. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 12.17, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans (including, with respect to each Competitive Bid Loan, the maturity and interest rates applicable thereto) made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this
Section 12.17.

                    12.18 ADDITION OF NEW BANKS; CONVERSION OF EXISTING LOANS OF CONTINUING BANKS; TERMINATION OF COMMITMENTS OF NON-CONTINUING BANKS. (a) On and as of the occurrence of the Restatement Effective Date in accordance with Section 12.10, each New Bank shall become a "Bank" under, and for all purposes of, this Agreement and the other Credit Documents.

                    (b) The parties hereto acknowledge that each Existing Bank has been offered the opportunity to participate in this Agreement, after the occurrence of the Restatement Effective Date, as a Continuing Bank hereunder, but that no Existing Bank is obligated to be a Continuing Bank.
By their execution and delivery hereof, Holdings, NWA, the Borrower and the Required Banks (determined immediately before the occurrence of the Restatement Effective Date) consent to the voluntary repayment by the Borrower of all outstanding Existing Loans and other Obligations owing to each Existing Bank which has not elected to become a Continuing Bank (each such Bank, a "Non-Continuing Bank") and to the voluntary termination by the Borrower of the Revolving Loan Commitment (under, and as defined in, the Existing Credit Agreement) of each Non-Continuing Bank, in each case to be effective on, and contemporaneously with the occurrence of, the Restatement Effective Date, in each case in accordance with the provisions of Section 12.18(c).

                    (c) Notwithstanding anything to the contrary contained in the Existing Credit Agreement or any Credit Document, the Borrower and each of the Banks hereby agrees that on the Restatement Effective Date, (i) each Bank with a Commitment as set forth on Schedule I (after giving effect to the Restatement Effective Date) shall make or maintain (including by way of conversion) that principal amount of Term Loans, Basic Revolving Loans and/or Supplemental Revolving Loans to the Borrower as is required by Section 1.01, provided that if the Existing Loans of any Continuing Bank outstanding on the Restatement Effective Date (immediately before giving effect thereto) exceed the aggregate principal amount of Loans required to be made available by such Bank on such date (after giving effect to the Restatement Effective
Date), then Existing Loans of such Continuing Bank in an amount equal to such excess shall be repaid on the Restatement Effective Date to such Continuing Bank and (ii) in the case of each Non-Continuing Bank, all of such Non-Continuing Bank's Existing Loans outstanding on the Restatement Effective Date shall be repaid in full on such date, together with interest thereon and all accrued Fees (under, and as defined in, the Existing Credit Agreement) and any other amounts owing to such Non-Continuing Bank, and the Revolving Loan Commitment (under, and as defined in, the Existing Credit Agreement) of such Non-Continuing Bank, if any, shall be terminated, effective upon the occurrence of the Restatement Effective Date. Notwithstanding anything to the contrary contained in the Existing Credit Agreement, this Agreement or any other Credit Document, the parties hereto hereby consent to the repayments and reductions required above, and agree that in the event that any Existing Bank shall fail to execute a counterpart of this Agreement prior to the occurrence of the Restatement Effective Date, such Existing Bank shall be deemed to be a Non-Continuing Bank and, concurrently with the occurrence of the Restatement Effective Date, the Revolving Loan Commitment (under, and as defined in, the Existing Credit Agreement) of such Existing Bank, if any, shall be terminated, all Existing Loans of such Existing Bank outstanding on the Restatement Effective Date shall be repaid in full, together with interest thereon and all accrued Fees (under, and as defined in, the Existing Credit Agreement) and any other amounts owing to such Existing Bank, and concurrently with the occurrence of the Restatement Effective Date, such Existing Bank shall no longer constitute a "Bank" under this Agreement and the other Credit Documents, provided that all indemnities of the Credit Parties under the Existing Credit Agreement and the other Credit Documents (as in effect prior to the Restatement Effective Date) for the benefit of such Existing Bank shall survive in accordance with the terms thereof.

                    SECTION 13.  GUARANTY.

                    13.01 THE GUARANTY. In order to induce the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the proceeds of the Loans and the issuance of the Letters of Credit, each Guarantor hereby jointly and severally agrees with the Agents and the Banks as follows: each Guarantor hereby jointly and severally, unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Borrower to each of the Banks and each of the Agents. If any or all of the indebtedness of the Borrower to the Banks or the Agents becomes due and payable hereunder, each Guarantor unconditionally promises on a joint and several basis to pay such indebtedness to the Banks or the Agents, as the case may be, or order, on demand, together with any and all expenses which may be incurred by the Agents or the Banks in collecting any of the indebtedness. The word "indebtedness" is used in this Section 13 in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower arising in connection with this Agreement and any other Credit Document, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

                    13.02 BANKRUPTCY. Additionally, each Guarantor jointly and severally, unconditionally and irrevocably guarantees the payment of any and all indebtedness of the Borrower to each of the Banks and each of the Agents whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05, and unconditionally promises to pay such indebtedness to each of the Banks and each of the Agents, or order, on demand, in lawful money of the United States.

                    13.03 NATURE OF LIABILITY. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by each Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Agents or the Banks on the indebtedness which such Agents or such Banks repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                    13.04 INDEPENDENT OBLIGATION. The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.
Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

                    13.05 AUTHORIZATION. Each Guarantor authorizes the Agents and the Banks without notice or demand (except as shall be required by applicable statute and which cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the indebtedness or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any guarantor or any other party for the payment of this guaranty or the indebtedness and exchange, enforce, waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Agents and the Banks in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

                    13.06 RELIANCE. It is not necessary for the Agents or the Banks to inquire into the capacity or powers of the Borrower or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                    13.07 SUBORDINATION. Any indebtedness of the Borrower now or hereafter held by either Guarantor is hereby subordinated to the indebtedness of the Borrower to the Agents and the Banks; and such indebtedness of the Borrower to such Guarantor, if any Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Banks and be paid over to the Banks and the Agents on account of the indebtedness of the Borrower to the Banks and the Agents, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by either Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

                    13.08 WAIVER. (a) Each Guarantor waives any right (except as shall be required by applicable statute and which cannot be waived) to require the Agents or the Banks to (a) proceed against the Borrower, any other guarantor or any other party, (b) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (c) pursue any other remedy in the Agents' or the Banks' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the indebtedness, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness.
The Agents and the Banks may, at their election, foreclose on any security held by the Agents or the Banks by one or more judicial or nonjudicial sales (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Agents and the Banks may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of each Guarantor hereunder except to the extent the indebtedness has been paid. Each Guarantor waives any defense arising out of any such election by the Agents and the Banks, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security. Until all indebtedness of the Borrower to the Banks and to the Agents shall have been paid in full, each Guarantor agrees that it will not exercise any right of subrogation, and waives any right to enforce any remedy which the Agents and the Banks now have or may hereafter have against the Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Agents and the Banks.

                    (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which each Guarantor assumes and incurs hereunder, and agrees that the Agents and the Banks shall have no duty to advise either Guarantor of information known to them regarding such circumstances or risks.

                    13.09 LIMITATION ON ENFORCEMENT. The Banks agree that this Guaranty may be enforced on their behalf only by the action of an Agent acting upon the instructions of the Required Banks and that no Bank shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by each Agent for the benefit of the Banks upon the terms of this Agreement.


                                ENDNOTES

1 Each New Bank to be designated by the use of an asterisk.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

 Address:
 If by mail:                             NORTHWEST AIRLINES CORPORATION
 5101 Northwest Drive
 St. Paul, MN  55111
                                         By  /s/ Joseph Francht
 If by courier:                            Title:  Senior Vice President-
 2700 Lone Oak Parkway                             Finance and Treasurer
 Eagan, MN 55121

 Tel: (612) 727-4883
 Fax: (612) 726-0665                     NWA INC.
 Attn:  Joseph Francht,
        Senior Vice President
        Finance and Treasurer            By  /s/ Joseph Francht
                                           Title:  Senior Vice President-
                                                   Finance and Treasurer



                                         NORTHWEST AIRLINES, INC.


                                         By  /s/ Joseph Francht
                                           Title:  Senior Vice President-
                                                   Finance and Treasurer

                                        ABN AMRO BANK N.V., CHICAGO BRANCH,
                                             Individually and as Compliance
                                             Agent

                                        By:  /s/ John E. Lewis
                                             ---------------------------------
                                             Title: Senior Vice President


                                        By:  /s/ John M. Ellenwood
                                             ---------------------------------
                                             Title: Group Vice President

                                        BANKERS TRUST COMPANY, Individually and
                                             as Administrative Agent

                                        By:  /s/ Robert R. Telesca
                                             ---------------------------------
                                             Title: Assistant Vice President

                                        CHASE SECURITIES INC, as
                                             Syndication Agent

                                        By:  /s/ Mathis H. Shinnick
                                             ---------------------------------
                                             Title: Managing Director

                                        THE CHASE MANHATTAN BANK,
                                             Individually and as Administrative
                                             Agent

                                        By:  /s/ Richard C. Smith
                                             ---------------------------------
                                             Title:

                                        CITIBANK, N.A., as Documentation Agent

                                        By:  /s/ John S. King
                                             ---------------------------------
                                             Title: Vice President

                                        CITICROP USA, INC.

                                        By:  /s/ John S. King
                                             ---------------------------------
                                             Title: Vice President

                                        NATIONAL WESTMINSTER BANK PLC, NEW YORK
                                             BRANCH, Individually and as an
                                             Agent

                                        By:  /s/ Angela Bozorgmir
                                             ---------------------------------
                                             Title: Vice President

                                        NATIONAL WESTMINISTER BANK PLC, NASSAU
                                             BRANCH, Individually and as an
                                             Agent

                                        By:  /s/ Angela Bozorgmir
                                             ---------------------------------
                                             Title: Vice President

                                        FIRST BANK NATIONAL ASSOCIATION,
                                             Individually and as an Agent

                                        By:  /s/ Mark R. Olmon
                                             ---------------------------------
                                             Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                             ASSOCATION, A NATIONAL BANKING
                                             ASSOCIATION

                                        By:  /s/ Craig Munro
                                             ---------------------------------
                                             Title: Managing Director

                                        CIBC INC.

                                        By:  /s/ Ihor Zaluckyj
                                             ---------------------------------
                                             Title: Executive Director
                                                    CIBC Oppenheimer Corp.,
                                                    as agent

                                        BANK OF TOKYO-MITSUBISHI, LTD, CHICAGO
                                             BRANCH

                                        By:  /s/ Hajime Watanabe
                                             ---------------------------------
                                             Title: Deputy General Manager

                                        BANQUE NATIONALE DE PARIS

                                        By:  /s/ Jo Ellen Bender
                                             ---------------------------------
                                             Title: Vice President and Manager

                                        CHANG HWA COMMERCIAL BANK, LTD., NEW
                                             YORK BRANCH

                                        By:  /s/ Wan-Tu Yeh
                                             ---------------------------------
                                             Title: VP and General Manager

                                        CHRISTIANIA BANK OG KREDITKASSE ASA, NEW
                                             YORK BRANCH

                                        By:  /s/ Carl-Petter Svendsen
                                             ---------------------------------
                                             Title: First Vice President

                                        By:  /s/ Hans Chr. Kjelsrud
                                             ---------------------------------
                                             Title: First Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:  /s/ Bertrand Cousin
                                             ---------------------------------
                                             Title: Vice President

                                        CREDIT SUISSE FIRST BOSTON


                                        By:  /s/ Thomas G. Muoio
                                             ---------------------------------
                                             Title: Vice President

                                        By:  /s/ James P. Moran
                                             ---------------------------------
                                             Title: Director

                                        THE DAI-ICHI KANGYO BANK, LTD., CHICAGO
                                             BRANCH

                                        By:  /s/ Takao Teramura
                                             ---------------------------------
                                             Title: Vice President

                                        THE FUJI BANK, LIMITED

                                        By:  /s/ T. Takahashi
                                             ---------------------------------
                                             Title: General Manager

                                        THE MITSUBISHI TRUST AND BANKING
                                             CORPORATION, NEW YORK BRANCH

                                        By:  /s/ Scott J. Paige
                                             ---------------------------------
                                             Title: Senior Vice President

                                        ROYAL BANK OF CANADA

                                        By:  /s/ Brian Bolotin
                                             ---------------------------------
                                             Title: Manager

                                        THE SAKURA BANK, LTD.

                                        By:  /s/ Yukiharu Sakumoto
                                             ---------------------------------
                                             Title: Joint General Manager

                                        THE SANWA BANK, LIMITED

                                        By:  /s/ T. Omura
                                             ---------------------------------
                                             Title: Assistant General Manager

                                        THE SUMITOMO BANK, LIMITED, CHICAGO
                                             BRANCH

                                        By:  /s/ John H. Kemper
                                             ---------------------------------
                                             Title: Senior Vice President

                                        THE SUMITOMO TRUST AND BANKING CO.,
                                             LTD., LOS ANGELES AGENCY

                                        By:  /s/ Eleanor Chan
                                             ---------------------------------
                                             Title: Manager and Vice President

                                        CHIAO TUNG BANK CO., LTD. NEW YORK
                                             AGENCY

                                        By:  /s/ Kuang-Si Shiu
                                             ---------------------------------
                                             Title: SVP and GM

                                                            SCHEDULE I

                                   COMMITMENTS(1)

                                                                     Outstanding                                 Supplemental
                           Outstanding Existing     Term Loan     Existing Revolving    Basic Revolving Loan      Revolving Loan
          Bank                  Term Loans          Commitment          Loans                Commitment            Commitment
         ----             --------------------    ------------    ------------------    --------------------      --------------

ABN AMRO Bank N.V.,          $7,846,153.85         $11,250,000            $0                 $50,625,000           $13,125,000
Chicago Branch

Bankers Trust Company         7,846,153.85         $11,250,000            $0                 $50,625,000           $13,125,000

The Chase Manhattan           7,846,153.85         $12,750,000            $0                 $57,375,000           $14,875,000
Bank

Citicorp USA, Inc.            7,846,153.85         $11,250,000            $0                 $50,625,000           $13,125,000

First Bank National           7,846,153.85         $11,250,000            $0                 $50,625,000           $13,125,000
Association

National Westminster          7,846,153.85         $11,250,000            $0                 $50,625,000           $13,125,000
Bank PLC

The Sakura Bank, Ltd.         7,384,615.38          $4,500,000            $0                 $20,250,000            $5,250,000

Credit Lyonnais, New          6,923,076.92          $9,000,000            $0                 $40,500,000           $10,500,000
York Branch

The Fuji Bank, Limited        6,923,076.92          $7,500,000            $0                 $33,750,000            $8,750,000

The Mitsubishi Trust          6,923,076.92          $4,500,000            $0                 $20,250,000            $5,250,000
and Banking
Corporation, New York
Branch

The Sanwa Bank,               6,923,076.92          $3,750,000            $0                 $16,875,000            $4,375,000
Limited

Bank of America               6,461,538.46          $9,000,000            $0                 $40,500,000           $10,500,000
National Trust Savings
Association, A
National Banking
Association

The Bank of Tokyo-            6,461,538.46          $4,500,000            $0                 $20,250,000            $5,250,000
Mitsubishi, Ltd.,
Chicago Branch

Banque Nationale de           4,615,384.62          $3,750,000            $0                 $16,875,000            $4,375,000
Paris

Credit Suisse First           4,615,384.62          $6,750,000            $0                 $30,375,000            $7,875,000
Boston

Royal Bank of Canada          4,615,384.62          $9,000,000            $0                 $40,500,000           $10,500,000

Chang Hwa Commercial          3,461,538.46          $2,250,000            $0                 $10,125,000            $2,625,000
Bank, Ltd., New York
Branch

Christiania Bank og           3,461,538.46          $3,000,000            $0                 $13,500,000            $3,500,000
Kreditkasse ASA, New
York Branch

The Dai-Ichi Kangyo           3,461,538.46          $2,250,000            $0                 $10,125,000            $2,625,000
Bank, Ltd., Chicago
Branch


                                                            SCHEDULE I
                                                                Page 2

                                                                       Outstanding                                 Supplemental
                           Outstanding Existing     Term Loan      Existing Revolving    Basic Revolving Loan      Revolving Loan
          Bank                  Term Loans         Commitment            Loans                Commitment            Commitment
         ----             --------------------    ------------    ------------------    --------------------      --------------

The Sumitomo Bank,
Limited, Chicago              3,461,538.46          $2,250,000            $0                 $10,125,000            $2,625,000
Branch

CIBC Inc,*                           $0             $3,750,000            $0                 $16,875,000            $4,375,000

Chiao Tung Bank Co.,                 $0             $1,500,000            $0                  $6,750,000            $1,750,000
Ltd., New York Agency*

Sumitomo Trust and                   $0             $3,750,000            $0                 $16,875,000            $4,375,000
Banking Co., Ltd.,
Los Angeles Agency*
                                                  $150,000,000.00         $0                $675,000,000.00       $175,000,000.00
                                                  ---------------         --                ---------------       ---------------
                                                  ---------------         --                ---------------       ---------------

_________________  *
  *Denotes new bank

                                                                     SCHEDULE II

                                   BANK ADDRESSES

 ABN AMRO N.V., Chicago Branch           135 South LaSalle Street
                                         Suite 760
                                         Chicago, Illinois 60603
                                         Attn: Lukes Van Der Hoef
                                         Tel: (312) 904-5221
                                         Fax: (312) 606-8428

                                         Copy To:

                                         135 South LaSalle Street
                                         Chicago, Illinois 60603
                                         Attn: John Lewis
                                         Tel: (312) 904-2946
                                         Fax: (312) 606-8428

 Bank of America National Trust &        231 South LaSalle Street
 Savings Association, A National         Chicago, IL  60697
 Banking Association                     Attn:  Elizabeth Nolan
                                         Tel:  (312) 828-1292
                                         Fax:  (312) 828-1997

                                         555 South Flower Street, 11th Floor
                                         Los Angeles, CA 90071
                                         Attn: Carolyn Simmons
                                         Tel:  (213) 228-2832
                                         Fax:  (213) 228-2756

 Bankers Trust Company                   233 South Wacker Drive,
                                         Suite 8400
                                         Chicago, Illinois  60606
                                         Attn: Jonathan O. Salkin
                                         Tel: (312) 993-8102
                                         Fax: (312) 993-8218

                                         233 South Wacker Drive,
                                         Suite 8400
                                         Chicago, Illinois 60606
                                         Attn:  Linda Stahulak
                                         Tel:  (312) 993-8109
                                         Fax:  (312) 993-8114

 Banque Nationale de Paris               209 South LaSalle Street
                                         Chicago, Illinois  60604

                                                                     SCHEDULE II
                                                                          Page 2

                                         Attn: Jo Ellen Bender
                                         Tel: (312) 977-2225
                                         Fax: (312) 977-1380

                                         209 South LaSalle Street,
                                         Suite 2400
                                         Attn:  Chris Howatt
                                         Chicago, IL 60604
                                         Tel: (312) 977-1383
                                         Fax: (312) 977-1380

 Chang Hwa Commercial Bank, Ltd.         One World Trade Center
 New York Branch                         Suite 3211
                                         New York, New York  10048
                                         Attn: Teddy Mou
                                         Tel: (212) 390-7064
                                         Fax: (212) 390-0120


 The Chase Manhattan Bank                270 Park Avenue
                                         New York, New York 10017
                                         Attn: Matthew Massie
                                         Tel: (212) 270-5432
                                         Fax: (212) 270-5100

                                         Copy To:

                                         270 Park Avenue
                                         New York, New York  10017
                                         Attn:  Mathis Shinnick
                                         Tel:  (212) 270-0474
                                         Fax:  (212) 270-9647

 Chiao Tung Bank Co.                     One World Financial Center
                                         200 Liberty Street
                                         New York, NY  10281
                                         Attn:  Carbin Lin
                                         Tel:  (212) 285-2666
                                         Fax:  (212) 285-2922

 Christiania Bank OG Kreditkasse, ASA    11 West 42nd Street
   New York Branck                       7th Floor
                                         New York, New York  10036
                                         Attn:  Hans Kjelsrud/Knut Hatleskog
                                         Tel:  (212) 827-4800
                                         Fax (212) 827-4888

                                                                     SCHEDULE II
                                                                          Page 3


 CIBC Inc.                               425 Lexington Avenue
                                         New York, NY 10017
                                         Attn:  Ihor Zaluckjy
                                         Tel:  (212) 856-3904
                                         Fax:  (212) 856-3991

                                         425 Lexington Avenue
                                         New York, NY  10017
                                         Attn:  Luca Bettini
                                         Tel:  (212) 856-6747
                                         Fax:  (212) 885-4940

                                         Copy to:

                                         2 Paces West
                                         2727 Paces Ferry Road, Suite 120
                                         Atlanta, GA  30339
                                         Attn:  Clare Coyne

 Citicorp USA, Inc.                      399 Park Avenue
                                         New York, New York  10043
                                         Attn:  John King
                                         Tel:  (212) 559-6413
                                         Fax:  (212) 793-3734

                                         399 Park Avenue
                                         New York, New York  10043
                                         Attn:  Tom Boyle
                                         Tel:  (212) 559-6149
                                         Fax:  (212) 793-6303

                                         Copy To:

                                         399 Park Avenue
                                         New York, NY  10043
                                         Attn:  Portfolio Management
                                         Tel:  (212) 559-6413


                                         Fax:  (212) 793-3734

 Credit Lyonnais                         1301 Avenue of the Americas
   New York Branch                       New York, New York  10019
                                         Attn:  Bertrand Cousin
                                         Tel:  (212) 261-7363
                                         Fax:  (212) 261-7368

                                                                     SCHEDULE II
                                                                          Page 4




                                         1301 Avenue of the Americas
                                         New York, New York  10019-6002
                                         Attn:  Michael Vitiello
                                         Tel:  (212) 261-7051
                                         Fax:  (212) 459-3187

 Credit Suisse First Boston              11 Madison Avenue,
                                         19th Floor
                                         New York, New York  10010
                                         Attn:  Robert Finney
                                         Tel:  (212) 325-9038
                                         Fax:  (212) 325-8319

 The Dai-Ichi Kangyo Bank, Ltd.,         10 South Wacker Drive
   Chicao Branch                         26th Floor
                                         Chicago, Illinois  60606
                                         Attn:  James Kearney
                                         Tel:  (312) 715-6368
                                         Fax:  (312) 876-2011

                                         10 South Wacker Drive
                                         26th Floor
                                         Chicago, Illinois  60606
                                         Attn:  Yoko Eide
                                         Tel:  (312) 715-6358
                                         Fax:  (312) 876-2011

 First Bank National Association         601 Second South Avenue
                                         Minneapolis, Minnesota  55402-4302
                                         Attn:  Mark Olman
                                         Tel:  (612) 973-1085
                                         Fax:  (612) 973-0825

 The Fuji Bank, Limited                  225 West Wacker Drive
                                         Suite 2000
                                         Chicago, Illionis  60606
                                         Attn:  James Fayen
                                         Tel:  (312) 621-0397
                                         Fax:  (312) 621-539

                                         Copy To:

                                         225 West Wacker Drive
                                         Suite 2000

                                                                     SCHEDULE II
                                                                          Page 5


                                         Chicago, Illionois  60606
                                         Attn:  Lee Prewitt
                                         Tel:  (312) 419-3664
                                         Fax:  (312) 621-0539

 The Bank of Tokyo-Mitsubishi, Ltd.      227 West Monroe Street
   Chicago Branch                        Suite 2300
                                         Chicago, Illinois  60606
                                         Attn:  Michael W. Kempel
                                         Tel:  (312) 696-4682
                                         Fax:  (312)  696-4535/4533

                                         Copy To:


                                         227 West Monroe Street
                                         Suite 2300
                                         Chicago, Illinois  60606
                                         Attn:  Gus C. Browne II
                                         Tel:  (312) 696-4670
                                         Fax:  (312) 696-4535/4533

 The Mitsubishi Trust and Banking        520 Madison Avenue
   Corporation, New York Branch          New York, New York  10022
                                         Attn:  Scott J. Paige
                                         Tel:  (212) 891-8216
                                         Fax:  (212) 755-2349

                                         Copy To:

                                         520 Madison Avenue
                                         New York, New York  10022
                                         Attn:  Hisakata Isomura
                                         Tel:  (212) 891-8423
                                         Fax:  (212) 755-2349

 National Westminister Bank PLC          175 Water Street
                                         New York, New York  10038-4924
                                         Attn:  Stephen Sayre
                                         Tel:  (212) 602-5521
                                         Fax:  (212) 602-4354

                                         Copy To:

                                         175 Water Street
                                         New York, New York  10038-4924

                                                                     SCHEDULE II
                                                                          Page 6

                                         Attn:  Angela Bozorgmir
                                         Tel:  (212) 602-5491
                                         Fax:  (212) 602-4500

 Royal Bank of Canada                    Grand Cayman (North America
                                         No. 1) Branch
                                         c/o New York Branch
                                         Financial Square, 23rd Floor
                                         32 Old Slip
                                         New York, New York  10005-3531
                                         Attn:  Manager, Credit Admin.
                                         Tel:  (212) 428-6311
                                         Fax:  (212) 428-2372

                                         For Competitive Bid Loan Matters:
                                         Financial Square, 23rd Floor
                                         32 Old Slip
                                         New York, New York  10005-3531
                                         Attn:  Irene Wanamaker
                                         Tel:  (212) 428-6308
                                         Fax:  (212) 428-2310

                                         Copy To:

                                         Financial Square, 24th Floor
                                         32 Old Slip
                                         New York, New York  10005-3531
                                         Attn:  D.G. Calancie
                                         Tel:  (212) 428-6445
                                         Fax:  (212) 428-6459

 The Sakura Bank, Ltd.                   227 West Monroe Street
                                         Chicago, Illinois  60606
                                         Attn:  David Wuertz
                                         Tel:  (312) 580-3268
                                         Fax:  (312) 332-5345
                                         Copy To:

                                         227 West Monroe Street
                                         Chicago, Illinois  60606
                                         Attn:  Takao Okada
                                         Tel:  (312) 580-3260
                                         Fax:  (312) 332-5345

                                                                     SCHEDULE II
                                                                          Page 7




 The Sanwa Bank, Limited                 10 South Wacker Drive
                                         Suite 3100
                                         Chicago, Illinois  60606
                                         Attn:  Tom Hisey
                                         Tel:  (312) 368-3080
                                         Fax:  (312) 346-6677

                                         10 South Wacker Drive
                                         Suite 3100
                                         Chicago, Illinois  60606
                                         Attn:  Gordon Holtby
                                         Tel:  (312) 993-4325
                                         Fax:  (312) 346-6677

 The Sumitomo Bank, Limited, Chicago     233 South Wacker Drive
 Branch
                                         Suite 4800
                                         Chicago, Illinois  60606
                                         Attn:  Hitoshi Minami
                                         Tel:  (312) 876-7799
                                         Fax:  (312) 876-6436

                                         Copy To:

                                         233 South Wacker Drive
                                         Suite 4800
                                         Chicago, Illinois  60606
                                         Attn:  Gary Rabishaw
                                         Tel:  (312) 879-7697
                                         Fax:  (312) 876-6436

 The Sumitomo Trust and Banking Co.,     333 South Grand Avenue
 Ltd.,  Los Angeles Agency               Suite 5300
                                         Los Angeles, CA 90071
                                         Attn: Bettina Wen
                                         Tel: (213) 229-2123
                                         Fax: (213) 613-1089

                                                                  SCHEDULE III

                             EXISTING LETTERS OF CREDIT

                                  [See attached.]

                                                                   SCHEDULE IV

                                    SUBSIDIARIES

                     (wholly-owned unless otherwise specified)

Northwest Airlines Corporation (Delaware corporation)
          NWA, Inc. (Delaware corporation)
               Northwest Airlines, Inc. (Minnesota corporation)
     NWA Fuel Services Corporation (Texas corporation)
                    Montana Enterprises, Inc. (Montana corporation)
                         Tomisato Shoji Hotel Business (Japanese corporation)
                    Republic Airlines, Inc. (Delaware corporation)*
                    Compass 315 LTD, Holding Company (U.K. corporation) Tullion Limited (U.K. corporation)
                    Win-Win L.P. (Delaware limited partnership)**
                    NWA Worldclub, Inc. (Wisconsin corporation)
                    NWA Equity Holdings, Inc. (Texas corporation)
                    Wings Finance Company (Japanese corporation)
               World Capital Management, Inc. (Minnesota corporation) Northwest Aircraft Inc. (Delaware corporation)
                    Aircraft Foreign Sales, Inc. (U.S. Virgin Islands corporation)
               Northwest Aerospace Training Corporation (Delaware corporation) MLT Inc. (Minnesota corporation)
               NWA Retail Sales Inc. (Minnesota corporation)
               NWA Aircraft Finance, Inc. (Delaware corporation)
               Northwest Capital Funding Corp. (Delaware corporation)
               Cardinal Insurance Company (Cayman) LTD. (Cayman Islands
                   corporation)
               Northwest PARS Holdings, Inc. (Delaware corporation)
                   Northwest PARS, Inc. (Delaware corporation)
               NWA Leasing Inc. (Minnesota corporation)
               Express Airlines I, Inc.
               Phoenix Airline Services, Inc.

*    Inactive
**   Northwest Airlines, Inc. is 99% limited partner.

                                                                    SCHEDULE V



                               EXISTING INDEBTEDNESS

                                   [See Attached]

                                     POOL ASSETS

                                    [See attached.]